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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                           Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2013 through September 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                  Pioneer High
                  Income Trust

--------------------------------------------------------------------------------
                  Semiannual Report | September 30, 2013
--------------------------------------------------------------------------------

                  Ticker Symbol:   PHT

                  [LOGO] PIONEER
                         Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         40

Notes to Financial Statements                                                45

Trustees, Officers and Service Providers                                     58

                       Pioneer High Income Trust | Semiannual Report | 9/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer High Income Trust | Semiannual Report | 9/30/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer High Income Trust | Semiannual Report | 9/30/13 3

Portfolio Management Discussion | 9/30/13

The environment for investing in fixed-income securities generally became more unsettled during the six-month period ended September 30, 2013, but high-yield corporate bonds and other credit-sensitive securities held up much better than Treasuries, and higher-rated securities that were more sensitive to changes in interest rates. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the six-month period. Mr. Feltus, a senior vice president and a portfolio manager at Pioneer, is responsible for day-to-day management of the Trust.

Q How did the Trust perform during the six-month period ended September 30, 2013?

A Pioneer High Income Trust returned 2.66% at net asset value and 5.19% at market price during the six-month period ended September 30, 2013. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 0.87%. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML High Yield Master II Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 42 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged) was 1.80%.

    The shares of the Trust were selling at a 22.2% premium to net asset value at the end of the six-month period on September 30, 2013.

    On September 30, 2013, the Trust's standard 30-day SEC yield was 13.67*.

Q How would you describe the investment environment for fixed-income investors during the six-month period ended September 30, 2013?

A Market conditions became more challenging during the period, amid uncertainty over how long the pro-growth policies of the U.S. Federal Reserve System (the Fed) would continue, and whether political bickering in Washington might undermine the economic recovery.

    U.S. Treasuries performed particularly poorly during the six-month period, but credit-sensitive securities also were affected by the market environment. Investment-grade corporate bonds posted negative returns during the six-month period, although U.S. high-yield corporate bonds were able to

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Semiannual Report | 9/30/13 deliver modestly positive returns. Elsewhere, emerging markets investments and currencies were especially affected by market conditions, as investors saw those securities as particularly vulnerable to rising interest rates.

    Near the end of the six-month period, a series of perceived positive developments affected sentiment in the bond market, and Treasuries even staged a modest improvement in performance during September, the final month of the period. The first development was the growing expectation that Fed Vice Chairman Janet Yellen would be nominated to succeed Mr. Bernanke as chairman. Ms. Yellen is not viewed by most as someone who would move aggressively to end the Fed's accommodative policies. Second, the Fed met in mid-September and announced that it would not yet begin tapering QE--to the relief of the bond market. Finally, the debates in Washington over U.S. fiscal policy and raising the government's debt ceiling rattled the capital markets in general, but also led to a brief comeback in the values of Treasury securities, which were seen as the safest asset class during a time of uncertainty.

    Despite the volatility in the fixed-income market, the economic fundamentals in the United States continued to strengthen, with non-farm payrolls adding an average of 160,000 new jobs per month over the six-month period. Corporate profits remained strong, while companies continued to generate new cash flows. In fact, stock prices maintained their upward climb, with the Standard & Poor's 500 Index returning 8.31% during the six-month period.

Q How did you manage the Trust's portfolio in that environment during the six-month period ended September 30, 2013?

A During the period, the Trust's portfolio was well positioned for a challenging investment environment, which helped the Trust to outperform the benchmark BofA ML High Yield Master II Index, while continuing to deliver a healthy dividend**. We kept the portfolio's overall duration low during the six-month period, and this helped to buffer the effects of rising interest rates, which tended to undermine bond prices. At the end of the period, on September 30, 2013, the portfolio's effective duration was just 2.98 years. In addition, we built up a good cash position, representing about 3% of the Trust's total investment portfolio. The cash position helped us take to advantage of a market decline late in the period and buy more attractively priced securities that offered good investment value and generous yields. Throughout the six-month period, the Trust's portfolio had large weightings in the more credit-sensitive sectors of the bond market, particularly domestic high-yield corporate bonds, which accounted for more than 57%

**  Dividends are not guaranteed.

                       Pioneer High Income Trust | Semiannual Report | 9/30/13 5 of the Trust's total investment portfolio as of September 30, 2013. In addition, international high-yield investments accounted for 9% of the Trust's total investment portfolio, while convertible bonds and event-linked, floating-rate bonds (also known as catastrophe bonds) each represented roughly 4%. U.S. investment-grade corporate bonds accounted for more than 3% of the Trust's total investment portfolio as of period end, while emerging markets investments represented nearly 6%. Weaker-performing government securities represented less than 1% of the Trust's total investment portfolio.

Q What individual investments had the greatest effects on the Trust's performance during the six-month period ended September 30, 2013?

A The Trust's holdings of two auto industry-related securities performed very well during the period, helped by strong company fundamentals and a general rebound in the automotive sector of the economy. Convertible securities issued by Meritor, a global automotive components distributor, gained during the period as the company's stock price rallied on good earnings results.
    In addition, the portfolio's position in a derivative security - a credit default swap - referencing Goodyear Tire & Rubber increased in value as the company fared well during the period.

    Among the portfolio's high-yield bond holdings, two mining-related companies were solid performers. The first was Quicksilver Resources, an energy and exploration corporation, whose debt gained in value as the company restructured its operations and sold off some assets. Those moves resulted in an improvement in the credit quality of Quicksilver's bonds. The second was Midwest Vanadium, an Australian miner of vanadium, which is a substance used in the production process to help harden steel. The bonds rose in value after the company resolved some problems that had previously hampered its operations.

    The rising interest-rate environment during the six-month period undermined the value of some portfolio holdings of longer-maturity debt issued by financial companies. Two portfolio holdings that particularly detracted from the Trust's results during the period were bonds issued by Goldman Sachs, and by Bank of America. Another portfolio investment that underperformed were securities issued by Mirabela Nickel, an Australian miner that took a hit when the price of nickel declined. The general decline in the emerging markets also undermined the performance of two other portfolio holdings:
    IMPSA, an Argentine renewable energy company; and Minerva, a Brazilian beef corporation.


6 Pioneer High Income Trust | Semiannual Report | 9/30/13

Q How did the level of leverage in the Trust change during the six-month period ended September 30, 2013?

A At the end of the six-month period, 27.6% of the Trust's total managed assets were financed by leverage, compared with 27.2% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2013. The increase was due to a decrease in the value of securities in which the Trust had invested.

Q   What is your investment outlook?

A We remain positive about the growth outlooks for both United States economy and the global economy in general. The political stalemates in the U.S. over fiscal policy and the national debt ceiling ended, at least temporarily, several days into the Trust's new fiscal period, and it appears that the temporary, partial government shutdown in October had only a negligible effect on the economic recovery. It is true, however, that the political stalemate in early October appears to have harmed public confidence in the ability of the U.S. government in general, and a divided Congress, in particular, to resolve problems. The outlook for 2014 appears to pose fewer problems, however, although it remains to be seen how Congress will deal with unresolved fiscal policy and debt-ceiling disagreements, and when the Fed might begin tapering its accommodative monetary policies.

    The U.S. economy showed its resilience in 2013, continuing to strengthen despite several tax hikes as well as increases in market interest rates. In this durable economic recovery, American corporations have been able to continue to grow their profits and clean up their financial balance sheets. We believe those conditions should be supportive for the credit sectors of the fixed-income market, the prices of high yield securities are not at extreme levels, and investors need to be selective, keeping a close eye on fundamentals when purchasing individual securities.

                       Pioneer High Income Trust | Semiannual Report | 9/30/13 7

Please refer to the Schedule of Investments on pages 13-39 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

8 Pioneer High Income Trust | Semiannual Report | 9/30/13

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report.

These statements should not be relied upon for any other purposes.

                       Pioneer High Income Trust | Semiannual Report | 9/30/13 9

Portfolio Summary | 9/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   80.8%
Convertible Bonds & Notes                                                  4.3%
Senior Secured Floating Rate Loan Interests                                3.3%
Tax Exempt Obligations                                                     3.2%
Temporary Cash Investments                                                 3.0%
Common Stocks                                                              1.5%
Asset Backed Securities                                                    1.0%
Preferred Stocks                                                           0.9%
Sovereign Debt Obligations                                                 0.6%
Collateralized Mortgage Obligations                                        0.5%
Convertible Preferred Stock                                                0.5%
Municipal Collateralized Debt Obligation                                   0.4%
Rights/Warrants                                                            0.0%*

*   Rounds to less than 0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-2 year                                                                    7.4%
2-5 years                                                                  35.9%
5-7 years                                                                  29.3%
7-10 years                                                                 12.2%
10-20 years                                                                 9.3%
20+ years                                                                   5.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.   Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19                 1.28%
--------------------------------------------------------------------------------
 2.   Hanover Insurance Corp., 7.625%, 10/15/25                            1.23
--------------------------------------------------------------------------------
 3.   Charlotte Special Facilities Revenue, 5.6%, 7/1/27                   1.16
--------------------------------------------------------------------------------
 4.   Samson Investment Co., 10.25%, 2/15/20 (144A)                        1.12
--------------------------------------------------------------------------------
 5.   HUB International, Ltd., 8.125%, 10/15/18 (144A)                     1.05
--------------------------------------------------------------------------------
 6.   Mueller Water Products, Inc., 7.375%, 6/1/17                         1.02
--------------------------------------------------------------------------------
 7.   Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)                       0.93
--------------------------------------------------------------------------------
 8.   Xerium Technologies, Inc., 8.875%, 6/15/18                           0.89
--------------------------------------------------------------------------------
 9.   Stanadyne Holdings, Inc., 10.0%, 8/15/14                             0.88
--------------------------------------------------------------------------------
10.   Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                   0.87
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/13

Prices and Distributions | 9/30/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       9/30/13                     3/31/13
--------------------------------------------------------------------------------
                                       $16.96                       $16.97
--------------------------------------------------------------------------------
       Premium                          22.2%                       19.3%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       9/30/13                     3/31/13
--------------------------------------------------------------------------------
                                       $13.88                       $14.23
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
                          Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   4/1/13 - 9/30/13       $0.83                  $--               $--
--------------------------------------------------------------------------------

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 11

Performance Update | 9/30/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.

Average Annual Total Returns
(As of September 30, 2013)
--------------------------------------------------------------------------------
                  Net Asset        Market
Period            Value (NAV)      Price
--------------------------------------------------------------------------------
10 Years          11.67%           13.79%
5 Years           16.27            24.69
1 Year            12.88             0.75
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

                  Pioneer High            Bank of America Merrill Lynch
                  Income Trust            High Yield Master II Index
9/30/2003         $ 10000                 $ 10,000
9/30/2004         $  9965                 $ 11,235
9/30/2005         $ 11335                 $ 11,988
9/30/2006         $ 12310                 $ 12,939
9/30/2007         $ 13392                 $ 13,939
9/30/2008         $  9595                 $ 12,317
9/30/2009         $ 12443                 $ 15,070
9/30/2010         $ 15558                 $ 17,860
9/30/2011         $ 16720                 $ 18,096
9/30/2012         $ 21180                 $ 21,524
9/30/2013         $ 19274                 $ 23,050


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

The Bank of America Merrill Lynch High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/13

Schedule of Investments | 9/30/13 (unaudited)

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 1.4% of
                                   Net Assets
                                   BANKS -- 0.2%
                                   Thrifts & Mortgage Finance -- 0.2%
        102,910(a)      CCC/Caa3   Amortizing Residential Collateral Trust,
                                   Series 2002-BC1, Class M1, 1.454%,
                                   1/25/32                                               $          64,853
        125,000            BB/NR   CarNow Auto Receivables Trust, Series
                                   2012-1A, Class D, 6.9%, 11/15/16 (144A)                         128,635
        412,000(b)         CCC/C   Citicorp Residential Mortgage Trust, Series
                                   2006-2, Class M1, 5.918%, 9/25/36                               367,746
        250,000(c)         B-/B3   Security National Mortgage Loan Trust,
                                   Series 2007-1A, Class 1A3, 6.55%,
                                   4/25/37 (144A)                                                  244,773
                                                                                         -----------------
                                   Total Banks                                           $         806,007
----------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.6%
                                   Hotels, Resorts, Cruise Lines -- 0.6%
        328,319            BB/NR   Westgate Resorts LLC, Series 2012-2A,
                                   Class C, 9.0%, 1/20/25 (144A)                         $         331,500
      1,950,198            NR/NR   Westgate Resorts LLC, Series 2012-BA,
                                   Class A, 9.5%, 2/20/25 (144A)                                 1,945,322
        214,968            NR/NR   Westgate Resorts LLC, Series 2013-1A,
                                   Class B, 3.75%, 8/20/25 (144A)                                  211,542
                                                                                         -----------------
                                   Total Consumer Services                               $       2,488,364
----------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.1%
                                   Steel -- 0.1%
        332,678(b)         B+/B3   Accredited Mortgage Loan Trust, Series
                                   2003-3, Class A1, 5.21%, 1/25/34                      $         314,711
                                                                                         -----------------
                                   Total Materials                                       $         314,711
----------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.5%
                                   Airlines -- 0.5%
      1,370,299(a)      CCC/Caa3   Aircraft Finance Trust, Series 1999-1A,
                                   Class A1, 0.662%, 5/15/24 (144A)                      $         589,229
             28(a)        B-/Ba3   Aircraft Finance Trust, Series 1999-1A,
                                   Class A2, 0.682%, 5/15/24 (144A)                                     24
        657,644(a)     CCC+/Caa2   Aviation Capital Group Trust, Series 2000- 1A,
                                   Class A1, 0.662%, 11/15/25 (144A)                               335,398
      1,466,524(a)      CCC/Caa2   Lease Investment Flight Trust, Series 1,
                                   Class A1, 0.572%, 7/15/31                                     1,026,567
                                                                                         -----------------
                                   Total Transportation                                  $       1,951,218
----------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $5,574,022)                                     $       5,560,300
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Pioneer High Income Trust | Semiannual Report | 9/30/13 13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE
                                   OBLIGATIONS -- 0.8% of Net Assets
                                   BANKS -- 0.8%
                                   Thrifts & Mortgage Finance -- 0.8%
      1,462,520(a)      CCC/Caa2   Carrington Mortgage Loan Trust, Series
                                   2007-FRE1, Class A2, 0.379%, 2/25/37                  $       1,298,221
        400,000            NR/NR   Extended Stay America Trust, Series
                                   2013- ESHM, Class M, 7.625%,
                                   12/5/19 (144A)                                                  415,072
        300,000(c)       BB+/Ba2   GS Mortgage Securities Corp. II Commercial
                                   Mortgage Pass Through Certificates, Series
                                   2004-GG2, Class E, 5.938%, 8/10/38                              297,290
        339,056            NR/NR   Homeowner Assistance Program Reverse
                                   Mortgage Loan Trust, Series 2013-RM1,
                                   Class A, 4.0%, 5/26/53 (144A)                                   328,996
        250,000(c)         BB/NR   Springleaf Mortgage Loan Trust, Series
                                   2013-1A, Class B1, 5.58%, 6/25/58 (144A)                        249,682
        498,000(c)       BB-/Ba3   Wachovia Bank Commercial Mortgage Trust,
                                   Series 2006-C24, Class AJ, 5.658%,
                                   3/15/45                                                         492,174
                                                                                         -----------------
                                   Total Banks                                           $       3,081,435
----------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.0%+
                                   Investment Banking & Brokerage -- 0.0%+
        201,274(c)       BBB-/NR   Bear Stearns Commercial Mortgage Securities,
                                   Series 2001-TOP2, Class D, 6.94%,
                                   2/15/35 (144A)                                        $         200,905
                                                                                         -----------------
                                   Total Diversified Financials                          $         200,905
----------------------------------------------------------------------------------------------------------
                                   TOTAL COLLATERALIZED
                                   MORTGAGE OBLIGATIONS
                                   (Cost $3,259,424)                                     $       3,282,340
----------------------------------------------------------------------------------------------------------
                                   SENIOR SECURED FLOATING RATE
                                   LOAN INTERESTS -- 4.1% of Net Assets*
                                   COMMERCIAL & PROFESSIONAL
                                   SERVICES -- 0.3%
                                   Research & Consulting Services -- 0.3%
      1,000,000        CCC+/Caa1   Sourcehov LLC, Second Lien Term Loan,
                                   8.75%, 4/30/19                                        $       1,012,917
                                                                                         -----------------
                                   Total Commercial & Professional Services              $       1,012,917
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.2%
                                   Coal & Consumable Fuels -- 0.2%
        750,000            NR/NR   PT Bumi Resources Tbk, Term Loan,
                                   18.182%, 11/7/14                                      $         750,000
                                                                                         -----------------
                                   Total Energy                                          $         750,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 0.8%
                                   Agricultural Products -- 0.2%
      1,046,525        CCC+/Caa1   Arysta LifeScience SPC LLC, Initial Second
                                   Lien Term Loan, 8.25%, 11/30/20                       $       1,047,179
----------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 0.6%
      2,180,000            B-/NR   New HB Acquisition LLC, Term B Loan,
                                   6.75%, 4/9/20                                         $       2,250,850
                                                                                         -----------------
                                   Total Food, Beverage & Tobacco                        $       3,298,029
----------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                   Health Care Services -- 0.2%
        503,454            NR/NR   Rural / Metro Corp., Delayed Draw Term
                                   Loan, 11.0%, 3/1/14                                   $         506,885
----------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.3%
      1,224,201         CCC/Caa3   Medical Card System, Inc., Term Loan,
                                   12.0%, 9/17/15                                        $       1,169,112
                                                                                         -----------------
                                   Total Health Care Equipment & Services                $       1,675,997
----------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.4%
                                   Property & Casualty Insurance -- 0.4%
      1,385,452         CCC/Caa2   Confie Seguros Holding II Co., Second Lien
                                   Term Loan, 10.25%, 5/8/19                             $       1,395,265
                                                                                         -----------------
                                   Total Insurance                                       $       1,395,265
----------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.3%
                                   Diversified Metals & Mining -- 0.0%+
        126,444(d)         NR/NR   Long Haul Holdings, Ltd., Facility Term Loan A,
                                   0.0%, 1/12/13                                         $          51,842
        100,918(d)         NR/NR   PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                   0.0%, 1/20/13                                                    41,376
                                                                                         -----------------
                                                                                         $          93,218
----------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.1%
        425,383          B-/Caa1   Macdermid, Inc., Second Lien Term Loan,
                                   7.75%, 12/7/20                                        $         431,763
----------------------------------------------------------------------------------------------------------
                                   Steel -- 0.2%
        792,000             B/B1   Essar Steel Algoma, Inc., Term Loan,
                                   8.75%, 9/19/14                                        $         802,890
                                                                                         -----------------
                                   Total Materials                                       $       1,327,871
----------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.3%
                                   Computer & Electronics Retail -- 0.3%
      1,412,723             B/B2   Targus Group International, Inc., Term Loan,
                                   12.0%, 5/24/16                                        $       1,271,451
                                                                                         -----------------
                                   Total Retailing                                       $       1,271,451
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 15

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 1.1%
                                   Application Software -- 1.1%
      1,700,000            NR/NR   Applied Systems, Inc., Second Lien Term
                                   Loan, 8.25%, 6/8/17                                   $       1,718,595
      2,500,000        CCC+/Caa1   Vertafore, Inc., Second Lien Term Loan,
                                   9.75%, 10/29/17                                               2,553,750
                                                                                         -----------------
                                   Total Software & Services                             $       4,272,345
----------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 0.2%
                                   Electric Utilities -- 0.2%
      1,316,443         CCC/Caa3   Texas Competitive Electric Holdings Co., LLC,
                                   2017 Term Loan, 4.766%, 10/10/17                      $         888,599
                                                                                         -----------------
                                   Total Utilities                                       $         888,599
----------------------------------------------------------------------------------------------------------
                                   TOTAL SENIOR SECURED FLOATING RATE
                                   LOAN INTERESTS
                                   (Cost $16,147,152)                                    $      15,892,474
----------------------------------------------------------------------------------------------------------
                                   CORPORATE BONDS & NOTES --
                                   108.2% of Net Assets
                                   AUTOMOBILES & COMPONENTS -- 2.7%
                                   Auto Parts & Equipment -- 0.9%
      2,000,000(e)        B/Caa1   Cooper-Standard Holding, Inc., 7.375%,
                                   4/1/18 (144A)                                         $       2,010,000
      1,140,000           B/Caa1   International Automotive Components
                                   Group SA, 9.125%, 6/1/18 (144A)                               1,174,200
        229,000           BB-/B1   Tomkins LLC/Tomkins, Inc., 9.0%, 10/1/18                        249,610
                                                                                         -----------------
                                                                                         $       3,433,810
----------------------------------------------------------------------------------------------------------
                                   Automobile Manufacturers -- 1.8%
      6,000,000             B/B1   Chrysler Group LLC/CG Co-Issuer, Inc.,
                                   8.0%, 6/15/19                                         $       6,630,000
        500,000             B/B1   Chrysler Group LLC/CG Co-Issuer, Inc.,
                                   8.25%, 6/15/21                                                  560,000
                                                                                         -----------------
                                                                                         $       7,190,000
                                                                                         -----------------
                                   Total Automobiles & Components                        $      10,623,810
----------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.1%
                                   Regional Banks -- 0.3%
      1,225,000(c)(f)   BBB/Baa3   PNC Financial Services Group, Inc.,
                                   4.483%, 5/29/49                                       $       1,218,875
----------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.8%
      2,925,000           B+/Ba3   Provident Funding Associates LP / PFG
                                   Finance Corp., 6.75%, 6/15/21 (144A)                  $       2,939,625
                                                                                         -----------------
                                   Total Banks                                           $       4,158,500
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 10.4%
                                   Aerospace & Defense -- 1.8%
      3,300,000          B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18 (144A)              $       2,986,500
      3,889,000            B-/B2   DynCorp International, Inc., 10.375%, 7/1/17                  4,005,670
                                                                                         -----------------
                                                                                         $       6,992,170
----------------------------------------------------------------------------------------------------------
                                   Building Products -- 0.3%
      2,375,000          CC/Caa3   New Enterprise Stone & Lime Co., Inc.,
                                   11.0%, 9/1/18                                         $       1,413,125
----------------------------------------------------------------------------------------------------------
                                   Construction & Engineering -- 0.4%
      1,500,000             B/B2   Abengoa Finance SAU, 8.875%,
                                   11/1/17 (144A)                                        $       1,485,000
----------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 2.2%
        774,000            B+/B3   Manitowoc Co., Inc., 9.5%, 2/15/18                    $         830,115
      2,000,000           CCC/B3   Navistar International Corp., 8.25%, 11/1/21                  2,025,000
      4,760,000        CCC-/Caa2   Stanadyne Holdings, Inc., 10.0%, 8/15/14                      4,545,800
      2,500,000(b)         CC/Ca   Stanadyne Holdings, Inc., 12.0%, 2/15/15                      1,400,000
                                                                                         -----------------
                                                                                         $       8,800,915
----------------------------------------------------------------------------------------------------------
                                   Electrical Components & Equipment -- 0.5%
      2,000,000            B-/B3   WireCo WorldGroup, Inc., 9.5%, 5/15/17                $       2,070,000
----------------------------------------------------------------------------------------------------------
                                   Industrial Conglomerates -- 0.7%
      1,710,000             B/B3   Boart Longyear Management Pty, Ltd.,
                                   7.0%, 4/1/21 (144A)                                   $       1,265,400
        770,000           BB-/B1   Boart Longyear Management Pty, Ltd.,
                                   10.0%, 10/1/18 (144A)                                           777,700
        605,000            B+/B2   JB Poindexter & Co., Inc., 9.0%, 4/1/22
                                   (144A)                                                          635,250
                                                                                         -----------------
                                                                                         $       2,678,350
----------------------------------------------------------------------------------------------------------
                                   Industrial Machinery -- 3.4%
      1,040,000             B/B2   Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)          $       1,123,200
      3,180,000(d)         NR/WR   Indalex Holding Corp., 11.5%, 2/1/14                             23,850
      1,080,000          B-/Caa2   Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                 1,098,900
      5,170,000           B/Caa1   Mueller Water Products, Inc., 7.375%, 6/1/17                  5,299,250
      2,440,000            B-/NR   WPE International Cooperatief UA, 10.375%,
                                   9/30/20 (144A)                                                1,305,400
      4,500,000             B/B3   Xerium Technologies, Inc., 8.875%, 6/15/18                    4,612,500
                                                                                         -----------------
                                                                                         $      13,463,100
----------------------------------------------------------------------------------------------------------
                                   Trading Companies & Distributors -- 1.1%
      1,727,000         CCC/Caa1   INTCOMEX, Inc., 13.25%, 12/15/14                      $       1,675,190
      2,510,000            B-/B3   TRAC Intermodal LLC / TRAC Intermodal
                                   Corp., 11.0%, 8/15/19                                         2,811,200
                                                                                         -----------------
                                                                                         $       4,486,390
                                                                                         -----------------
                                   Total Capital Goods                                   $      41,389,050
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Trust | Semiannual Report | 9/30/13 17

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   COMMERCIAL & PROFESSIONAL
                                   SERVICES -- 1.3%
                                   Commercial Printing -- 0.2%
        700,000        CCC+/Caa1   Mustang Merger Corp., 8.5%, 8/15/21 (144A)            $         693,000
----------------------------------------------------------------------------------------------------------
                                   Diversified Support Services -- 0.9%
      3,400,000            B+/B3   NANA Development Corp., 9.5%,
                                   3/15/19 (144A)                                        $       3,417,000
----------------------------------------------------------------------------------------------------------
                                   Environmental & Facilities Services -- 0.2%
        892,000          CCC+/B3   Brickman Group Holdings, Inc., 9.125%,
                                   11/1/18 (144A)                                        $         954,440
      2,180,000(d)         NR/WR   Old AII, Inc., 10.0%, 12/15/16                                      218
                                                                                         -----------------
                                                                                         $         954,658
                                                                                         -----------------
                                   Total Commercial & Professional Services              $       5,064,658
----------------------------------------------------------------------------------------------------------
                                   CONSUMER DURABLES & APPAREL -- 5.3%
                                   Home Furnishings -- 0.2%
        850,000             B/B2   SIWF Merger Sub, Inc., 6.25%, 6/1/21 (144A)           $         833,000
----------------------------------------------------------------------------------------------------------
                                   Homebuilding -- 1.0%
      3,115,000         CCC/Caa2   Beazer Homes USA, Inc., 9.125%, 6/15/18               $       3,270,750
        750,000         CCC/Caa2   Beazer Homes USA, Inc., 9.125%, 5/15/19                         791,250
        400,000(d)         NR/Ca   Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                                   2/3/22 (144A)                                                    68,000
                                                                                         -----------------
                                                                                         $       4,130,000
----------------------------------------------------------------------------------------------------------
                                   Housewares & Specialties -- 2.7%
      1,435,000           BB-/B1   Jarden Corp., 7.5%, 5/1/17                            $       1,635,900
      3,000,000        CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%, 4/15/19                    3,150,000
      1,430,000        CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%, 8/15/19                  1,551,550
      2,905,000          CCC+/B3   Yankee Candle Co., Inc., 9.75%, 2/15/17                       2,999,412
      1,425,000(e)     CCC+/Caa1   YCC Holdings LLC / Yankee Finance, Inc.,
                                   10.25%, 2/15/16                                               1,458,844
                                                                                         -----------------
                                                                                         $      10,795,706
----------------------------------------------------------------------------------------------------------
                                   Leisure Products -- 1.4%
    EUR 800,000        CCC+/Caa2   Heckler & Koch GmbH, 9.5%, 5/15/18
                                   (144A)                                                $       1,045,560
      4,000,000        CCC+/Caa1   Icon Health & Fitness, Inc., 11.875%,
                                   10/15/16 (144A)                                               3,400,000
        880,000(e)     CCC+/Caa2   PC Nextco Holdings LLC / PC Nextco
                                   Finance, Inc., 8.75%, 8/15/19 (144A)                            880,000
                                                                                         -----------------
                                                                                         $       5,325,560
                                                                                         -----------------
                                   Total Consumer Durables & Apparel                     $      21,084,266
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 4.2%
                                   Business Services -- 0.7%
      1,750,000             B/B2   Sitel LLC / Sitel Finance Corp., 11.0%,
                                   8/1/17 (144A)                                         $       1,868,125
      1,000,000          B-/Caa2   Sitel LLC / Sitel Finance Corp., 11.5%,
                                   4/1/18                                                          860,000
                                                                                         -----------------
                                                                                         $       2,728,125
----------------------------------------------------------------------------------------------------------
                                   Casinos & Gaming -- 0.5%
      1,650,000(d)         NR/WR   Buffalo Thunder Development Authority,
                                   9.375%, 12/15/14 (144A)                               $         585,750
      1,475,000            NR/NR   Little Traverse Bay Bands of Odawa
                                   Indians, 9.0%, 8/31/20 (144A)                                 1,445,500
        606,780            NR/NR   Mashantucket Western Pequot Tribe,
                                   6.5%, 7/1/36                                                     87,983
                                                                                         -----------------
                                                                                         $       2,119,233
----------------------------------------------------------------------------------------------------------
                                   Education Services -- 0.1%
        555,000         CCC/Caa1   Cambium Learning Group, Inc., 9.75%,
                                   2/15/17                                               $         527,250
----------------------------------------------------------------------------------------------------------
                                   Hotels, Resorts, Cruise Lines -- 0.8%
      1,680,000(e)         B-/B3   MISA Investments, Ltd., 8.625%, 8/15/18
                                   (144A)                                                $       1,692,600
      1,500,000          CCC+/B2   Seven Seas Cruises S de RL LLC, 9.125%,
                                   5/15/19                                                       1,635,000
                                                                                         -----------------
                                                                                         $       3,327,600
----------------------------------------------------------------------------------------------------------
                                   Restaurants -- 1.9%
      4,055,000(b)       B-/Caa1   Burger King Capital Holdings LLC, 0.0%,
                                   4/15/19 (144A)                                        $       3,568,400
      1,400,000             B/B3   Burger King Corp., 9.875%, 10/15/18                           1,571,500
      2,000,000         CCC/Caa1   Wok Acquisition Corp., 10.25%, 6/30/20
                                   (144A)                                                        2,175,000
                                                                                         -----------------
                                                                                         $       7,314,900
----------------------------------------------------------------------------------------------------------
                                   Specialized Consumer Services -- 0.2%
        740,000            B-/B3   StoneMor Partners LP / Cornerstone Family
                                   Services of WV, 7.875%, 6/1/21 (144A)                 $         760,350
                                                                                         -----------------
                                   Total Consumer Services                               $      16,777,458
----------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 2.3%
                                   Asset Management & Custody Banks -- 0.3%
        975,000        BBB-/Baa3   Janus Capital Group, Inc., 6.7%, 6/15/17              $       1,089,526
----------------------------------------------------------------------------------------------------------
                                   Consumer Finance -- 0.5%
      1,030,000            B+/B1   Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                                   7.375%, 4/1/20 (144A)                                 $       1,019,700

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 19

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Consumer Finance (continued)
      1,035,000            B+/B3   TMX Finance LLC / TitleMax Finance Corp.,
                                   8.5%, 9/15/18 (144A)                                  $       1,081,575
                                                                                         -----------------
                                                                                         $       2,101,275
----------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 0.4%
      2,325,000(a)(f)    BB+/Ba2   Goldman Sachs Capital II, 4.0%                        $       1,697,250
----------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holdings -- 0.5%
      2,200,000             B/B3   Constellation Enterprises LLC, 10.625%,
                                   2/1/16 (144A)                                         $       1,859,000
----------------------------------------------------------------------------------------------------------
                                   Other Diversified Financial Services -- 0.4%
      3,000,000(b)(g)     BBB/NR   Fixed Income Trust Series 2013-A, 0.0%,
                                   10/15/97 (144A)                                       $       1,666,992
----------------------------------------------------------------------------------------------------------
                                   Specialized Finance -- 0.2%
        695,000            B+/B2   National Money Mart Co., 10.375%, 12/15/16            $         728,013
                                                                                         -----------------
                                   Total Diversified Financials                          $       9,142,056
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 20.8%
                                   Coal & Consumable Fuels -- 1.6%
      1,350,000         CCC/Caa1   Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                   (144A)                                                $         870,750
      2,125,000         CCC/Caa2   James River Coal Co., 7.875%, 4/1/19                            669,375
        800,000          B-/Caa1   Murray Energy Corp., 8.625%, 6/15/21
                                   (144A)                                                          802,000
      2,485,000          B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                             2,522,275
      1,550,000            B-/B2   Penn Virginia Resource Partners LP / Penn
                                   Virginia Resource Finance Corp. II, 8.375%,
                                   6/1/20                                                        1,612,000
                                                                                         -----------------
                                                                                         $       6,476,400
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Drilling -- 2.2%
      1,500,000             B/B3   Hercules Offshore, Inc., 8.75%, 7/15/21
                                   (144A)                                                $       1,590,000
        500,000             B/B3   Hercules Offshore, Inc., 10.5%, 10/15/17
                                   (144A)                                                          529,375
      1,700,000        CCC+/Caa3   Ocean Rig UDW, Inc., 9.5%, 4/27/16 (144A)                     1,802,000
      1,025,000            B-/B3   Offshore Group Investments, Ltd., 7.125%,
                                   4/1/23                                                          999,375
      1,900,000            B+/B2   Pioneer Energy Services Corp., 9.875%,
                                   3/15/18                                                       2,052,000
      1,800,000            B+/B1   Shelf Drill Holdings, Ltd., 8.625%, 11/1/18
                                   (144A)                                                        1,912,500
                                                                                         -----------------
                                                                                         $       8,885,250
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services -- 1.9%
        408,000(h)         NR/NR   DP Producer AS, 0.0%, 12/31/49 (144A)                 $           8,160

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Equipment & Services (continued)
      1,847,000             B/B1   Expro Finance Luxembourg SCA, 8.5%,
                                   12/15/16 (144A)                                       $       1,937,041
      3,100,000           B/Caa1   Forbes Energy Services, Ltd., 9.0%,
                                   6/15/19                                                       3,115,500
        666,000(i)          CC/C   Green Field Energy Services, Inc., 13.0%,
                                   11/15/16 (144A)                                                 599,400
      2,000,000            B/B3e   Seitel, Inc., 9.5%, 4/15/19                                   2,010,000
                                                                                         -----------------
                                                                                         $       7,670,101
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 13.2%
      1,200,000        CCC+/Caa1   Athlon Holdings LP / Athlon Finance Corp.,
                                   7.375%, 4/15/21 (144A)                                $       1,224,000
        775,000           BB-/B1   Berry Petroleum Co., 10.25%, 6/1/14                             817,625
        500,000            B-/B3   Comstock Resources, Inc., 7.75%, 4/1/19                         517,500
      1,830,000            B-/B3   Comstock Resources, Inc., 9.5%, 6/15/20                       1,994,700
      3,450,000             B/B2   EP Energy LLC / EP Energy Finance, Inc.,
                                   9.375%, 5/1/20                                                3,881,250
      1,407,909(e)          B/B3   EPE Holdings LLC / EP Energy Bond Co.,
                                   Inc., 8.125%, 12/15/17 (144A)                                 1,469,505
      1,295,000          B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18                           1,366,225
      3,000,000         CCC/Caa1   Goodrich Petroleum Corp., 8.875%, 3/15/19                     3,120,000
        785,000        CCC+/Caa1   Halcon Resources Corp., 8.875%, 5/15/21                         804,625
      1,205,000        CCC+/Caa1   Halcon Resources Corp., 9.25%, 2/15/22
                                   (144A)                                                        1,253,200
      2,035,000        CCC+/Caa1   Halcon Resources Corp., 9.75%, 7/15/20                        2,152,012
        900,000          B-/Caa1   Legacy Reserves LP / Legacy Reserves Finance
                                   Corp., 6.625%, 12/1/21 (144A)                                   841,500
      2,000,000        CCC+/Caa1   Lightstream Resources, Ltd., 8.625%, 2/1/20
                                   (144A)                                                        1,940,000
        950,000          B-/Caa1   Memorial Production Partners LP / Memorial
                                   Production Finance Corp., 7.625%, 5/1/21                        919,125
      2,000,000          B-/Caa1   Midstates Petroleum Co., Inc., 9.25%, 6/1/21
                                   (144A)                                                        1,975,000
      1,050,000          B-/Caa1   Midstates Petroleum Co., Inc., 10.75%,
                                   10/1/20 (144A)                                                1,102,500
      2,400,000            B+/NR   MIE Holdings Corp., 9.75%, 5/12/16 (144A)                     2,460,000
      2,750,000          NR/Caa1   PetroQuest Energy, Inc., 10.0%, 9/1/17 (144A)                 2,805,000
      1,110,000          B-/Caa1   QR Energy LP / QRE Finance Corp., 9.25%,
                                   8/1/20                                                        1,137,750
      3,380,000        CCC-/Caa3   Quicksilver Resources, Inc., 7.125%, 4/1/16                   3,211,000
      2,200,000            B-/B3   Resolute Energy Corp., 8.5%, 5/1/20                           2,266,000
      2,035,000            B-/B3   RKI Exploration & Production LLC / RKI Finance
                                   Corp., 8.5%, 8/1/21 (144A)                                    2,045,175
      1,497,000            B+/B2   Rosetta Resources, Inc., 9.5%, 4/15/18                        1,613,018
      5,500,000          CCC+/B3   Samson Investment Co., 10.25%, 2/15/20
                                   (144A)                                                        5,830,000

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 21

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration &
                                   Production (continued)
      2,735,000        CCC+/Caa1   Sanchez Energy Corp., 7.75%, 6/15/21
                                   (144A)                                                $       2,666,625
      2,770,000        CCC+/Caa1   Talos Production LLC / Talos Production Finance,
                                   Inc., 9.75%, 2/15/18 (144A)                                   2,783,850
                                                                                         -----------------
                                                                                         $      52,197,185
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Refining & Marketing -- 1.4%
      3,000,000           CCC/B3   Seven Generations Energy, Ltd., 8.25%,
                                   5/15/20 (144A)                                        $       3,097,500
      2,215,000          BB+/Ba2   Tesoro Corp., 9.75%, 6/1/19                                   2,419,888
                                                                                         -----------------
                                                                                         $       5,517,388
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Storage & Transportation -- 0.5%
      1,524,000(a)        BB/Ba1   Energy Transfer Partners LP, 3.283%, 11/1/66
                                   (144A)                                                $       1,369,695
        350,000(c)     BBB-/Baa2   Enterprise Products Operating LLC, 8.375%,
                                   8/1/66                                                          386,312
                                                                                         -----------------
                                                                                         $       1,756,007
                                                                                         -----------------
                                   Total Energy                                          $      82,502,331
----------------------------------------------------------------------------------------------------------
                                   FOOD, BEVERAGE & TOBACCO -- 6.2%
                                   Agricultural Products -- 1.1%
      2,100,000        CCC+/Caa1   Pinnacle Operating Corp., 9.0%, 11/15/20
                                   (144A)                                                $       2,149,875
      1,215,000             B/B2   Southern States Cooperative, Inc., 10.0%,
                                   8/15/21 (144A)                                                1,178,550
      1,100,000             B/NR   Tonon Bioenergia SA, 9.25%, 1/24/20 (144A)                      969,650
                                                                                         -----------------
                                                                                         $       4,298,075
----------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats -- 4.2%
        775,000           BB/Ba3   Bertin SA / Bertin Finance, Ltd., 10.25%,
                                   10/5/16 (144A)                                        $         839,906
      1,250,000            B+/B1   CFG Investment SAC, 9.75%, 7/30/19 (144A)                     1,143,750
        705,000             B/B1   Chiquita Brands International, Inc. / Chiquita
                                   Brands LLC, 7.875%, 2/1/21 (144A)                               749,063
      3,500,000             B/B3   FAGE Dairy Industry SA/FAGE USA Dairy
                                   Industry, Inc., 9.875%, 2/1/20 (144A)                         3,780,000
      1,000,000             B/B2   Marfrig Holding Europe BV, 8.375%,
                                   5/9/18 (144A)                                                   910,000
      1,200,000             B/B2   Marfrig Holding Europe BV, 11.25%,
                                   9/20/21 (144A)                                                1,182,000
      3,400,000           BB-/B1   Minerva Luxembourg SA, 7.75%, 1/31/23
                                   (144A)                                                        3,204,500
        400,000           BB-/B1   Minerva Luxembourg SA, 12.25%,
                                   2/10/22 (144A)                                                  450,000

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                            Value
----------------------------------------------------------------------------------------------------------
                                   Packaged Foods & Meats (continued)
      4,000,000         BB-/Caa1   Pilgrim's Pride Corp., 7.875%, 12/15/18               $       4,350,000
                                                                                         -----------------
                                                                                         $      16,609,219
----------------------------------------------------------------------------------------------------------
                                   Tobacco -- 0.9%
      3,835,000          B-/Caa1   Alliance One International, Inc., 9.875%,
                                   7/15/21 (144A)                                        $       3,604,900
                                                                                         -----------------
                                   Total Food, Beverage & Tobacco                        $      24,512,194
----------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 6.6%
                                   Health Care Equipment & Services -- 2.0%
      4,000,000        CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17                       $       3,680,000
      3,799,000            B+/B2   Physio-Control International, Inc., 9.875%,
                                   1/15/19 (144A)                                                4,254,880
                                                                                         -----------------
                                                                                         $       7,934,880
----------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 1.1%
      3,475,000            B-/B3   Kindred Healthcare, Inc., 8.25%, 6/1/19               $       3,700,875
        600,000        CCC+/Caa1   United Surgical Partners International,
                                   9.0%, 4/1/20                                                    658,500
                                                                                         -----------------
                                                                                         $       4,359,375
----------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 1.6%
      2,527,000        CCC+/Caa2   Gentiva Health Services, Inc., 11.5%, 9/1/18          $       2,621,762
      3,725,000        CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                   7/15/17 (144A)                                                3,855,375
                                                                                         -----------------
                                                                                         $       6,477,137
----------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 1.0%
        608,000          NR/Caa1   Bausch & Lomb, Inc., 9.875%, 11/1/15                  $         611,800
      3,000,000          B-/Caa2   Immucor, Inc., 11.125%, 8/15/19                               3,300,000
                                                                                         -----------------
                                                                                         $       3,911,800
----------------------------------------------------------------------------------------------------------
                                   Health Care Technology -- 0.3%
        900,000        CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19                         $       1,024,875
----------------------------------------------------------------------------------------------------------
                                   IT Consulting & Other Services -- 0.6%
      2,380,000        CCC+/Caa1   Truven Health Analytics, Inc., 10.625%, 6/1/20        $       2,594,200
                                                                                         -----------------
                                   Total Health Care Equipment & Services                $      26,302,267
----------------------------------------------------------------------------------------------------------
                                   HOUSEHOLD & PERSONAL PRODUCTS -- 1.1%
                                   Personal Products -- 1.1%
      1,745,000            B+/B2   Albea Beauty Holdings SA, 8.375%,
                                   11/1/19 (144A)                                        $       1,814,800
        700,000        CCC+/Caa1   Monitronics International, Inc., 9.125%,
                                   4/1/20                                                          733,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 23

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Personal Products (continued)
      1,615,000          NR/Caa1   Monitronics International, Inc., 9.125%,
                                   4/1/20 (144A)                                         $       1,691,712
                                                                                         -----------------
                                   Total Household & Personal Products                   $       4,239,762
----------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 10.0%
                                   Insurance Brokers -- 2.3%
      4,900,000        CCC+/Caa2   HUB International, Ltd., 8.125%,
                                   10/15/18 (144A)                                       $       5,469,625
      1,000,000         CCC/Caa2   Onex USI Acquisition Corp., 7.75%,
                                   1/15/21 (144A)                                                1,000,000
  GBP 1,625,000          NR/Caa2   Towergate Finance Plc, 10.5%, 2/15/19
                                   (144A)                                                        2,742,536
                                                                                         -----------------
                                                                                         $       9,212,161
----------------------------------------------------------------------------------------------------------
                                   Multi-Line Insurance -- 1.6%
      3,075,000(c)       BB/Baa3   Liberty Mutual Group, Inc., 10.75%,
                                   6/15/58 (144A)                                        $       4,535,625
      1,100,000         BBB/Baa2   MetLife, Inc., 10.75%, 8/1/39                                 1,617,000
                                                                                         -----------------
                                                                                         $       6,152,625
----------------------------------------------------------------------------------------------------------
                                   Property & Casualty Insurance -- 1.8%
        500,000(a)        BB+/NR   Blue Danube II, Ltd., 4.368%, 5/23/16 (144A)          $         502,650
      5,300,000        BBB-/Baa3   Hanover Insurance Corp., 7.625%, 10/15/25                     6,376,822
        265,000(c)(f)    BB+/Ba2   White Mountains Insurance Group, Ltd.,
                                   7.506% (144A)                                                   272,390
                                                                                         -----------------
                                                                                         $       7,151,862
----------------------------------------------------------------------------------------------------------
                                   Reinsurance -- 4.3%
        250,000(a)        BB-/NR   Atlas Reinsurance VII, Ltd., 8.118%,
                                   1/7/16 (144A)                                         $         256,050
        400,000(a)         NR/NR   Caelus Re 2013, Ltd., 6.855%, 4/7/17
                                   (144A)                                                          408,480
        500,000(a)        BB-/NR   Caelus Re, Ltd., 5.255%, 3/7/16 (144A)                          505,050
        250,000(a)        NR/Ba2   Combine Re, Ltd., 10.005%, 1/7/15(144A)                         270,250
      1,000,000(a)         NR/NR   Combine Re, Ltd., 17.755%, 1/7/15 (144A)                      1,127,000
        250,000(a)        BB-/NR   Compass Re, Ltd., 10.255%, 1/8/15 (144A)                        262,625
        250,000(a)         B+/NR   Compass Re, Ltd., 11.255%, 1/8/15 (144A)                        264,250
        250,000(a)         BB/NR   East Lane Re V, Ltd., 9.005%, 3/16/16 (144A)                    273,325
        400,000(a)         BB/NR   East Lane Re, Ltd., 6.655%, 3/13/15 (144A)                      418,680
        350,000(c)        BB-/NR   Embarcadero Re, Ltd., 6.639%, 8/4/14 (144A)                     357,875
        250,000(c)        BB-/NR   Embarcadero Re, Ltd., 7.353%, 2/13/15 (144A)                    260,050
        350,000(a)        BB+/NR   Foundation Re III, Ltd., 5.01%, 2/25/15                         360,220
        250,000(a)        BB-/NR   Ibis Re II, Ltd., 8.355%, 2/5/15 (144A)                         262,600
        400,000(a)         B-/NR   Ibis Re II, Ltd., 13.505%, 2/5/15 (144A)                        428,440
        800,000(a)         BB/NR   Lodestone Re, Ltd., 7.255%, 1/8/14 (144A)                       805,920

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Reinsurance (continued)
        400,000(a)         BB/NR   Longpoint Re, Ltd., III, 4.005%, 5/18/16
                                   (144A)                                                $         407,000
        500,000(a)          B/NR   Mystic Re, Ltd., 12.005%, 3/12/15 (144A)                        538,750
        250,000(a)         B+/NR   Mythen Re, Ltd., Series 2012-2 Class A,
                                   8.613%, 1/5/17 (144A)                                           259,400
        250,000(a)         NR/NR   Mythen Re, Ltd., Series 2013-1 Class B,
                                   8.005%, 7/9/15 (144A)                                           256,975
        600,000(a)         NR/B2   Mythen, Ltd., 11.105%, 5/7/15 (144A)                            647,700
        500,000(a)        BB-/NR   Queen Street II Capital, Ltd., 7.505%,
                                   4/9/14 (144A)                                                   507,700
        250,000(a)        BB-/NR   Queen Street V Re, Ltd., 8.505%, 4/9/15 (144A)                  261,000
        250,000(a)          B/NR   Queen Street VI Re, Ltd., 10.355%, 4/9/15
                                   (144A)                                                          261,825
        250,000(a)          B/NR   Queen Street VII Capital, Ltd., 8.605%,
                                   4/8/16 (144A)                                                   257,475
        725,000(a)         B+/NR   Residential Reinsurance 2011, Ltd.,
                                   8.755%, 6/6/15 (144A)                                           774,735
        250,000(a)         NR/NR   Residential Reinsurance 2011, Ltd.,
                                   8.905%, 12/6/15 (144A)                                          260,575
        250,000(a)        BB-/NR   Residential Reinsurance 2011, Ltd.,
                                   9.005%, 6/6/15 (144A)                                           265,825
        450,000(a)         B-/NR   Residential Reinsurance 2011, Ltd.,
                                   12.005%, 6/6/15 (144A)                                          486,135
        250,000(a)         NR/NR   Residential Reinsurance 2011, Ltd.,
                                   13.255%, 12/6/15 (144A)                                         270,025
        250,000(a)         BB/NR   Residential Reinsurance 2012, Ltd.,
                                   5.755%, 12/6/16 (144A)                                          261,750
        250,000(a)         BB/NR   Residential Reinsurance 2012, Ltd.,
                                   8.005%, 6/6/16 (144A)                                           276,250
        250,000(a)        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                   10.005%, 6/6/16 (144A)                                          276,250
        400,000(a)         NR/NR   Residential Reinsurance 2012, Ltd.,
                                   12.755%, 12/6/16 (144A)                                         438,520
        250,000(a)         NR/NR   Residential Reinsurance 2012, Ltd.,
                                   19.005%, 12/6/16 (144A)                                         274,975
        400,000(a)         NR/NR   Residential Reinsurance 2012, Ltd., 22.005%,
                                   6/6/16 (144A)                                                   453,480
        250,000(a)         B-/NR   Residential Reinsurance 2013, Ltd., 9.255%,
                                   6/6/17 (144A)                                                   257,875
        500,000(a)         BB/NR   Sanders Re, Ltd., 4.01%, 5/5/17 (144A)                          498,750
        600,000(j)         NR/NR   Sector Re V, Ltd., 0.0%, 12/1/17 (144A)                         729,300
        850,000(j)         NR/NR   Sector Re V, Ltd., 0.0%, 3/1/18 (144A)                          939,335
        500,000(a)         NR/NR   Successor X, Ltd., 13.005%, 2/25/14 (144A)                      515,450
        250,000(a)         NR/NR   Successor X, Ltd., 16.505%, 1/27/15 (144A)                      260,775
        300,000(a)         B+/NR   Tar Heel Re, Ltd., 8.505%, 5/9/16 (144A)                        311,970
                                                                                         -----------------
                                                                                         $      17,210,615
                                                                                         -----------------
                                   Total Insurance                                       $      39,727,263
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 25

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 18.1%
                                   Commodity Chemicals -- 1.3%
      3,250,000          BBB-/WR   Basell Finance Co., BV, 8.1%, 3/15/27 (144A)          $       4,103,782
      1,100,000           BB-/B1   Rain CII Carbon LLC / CII Carbon Corp.,
                                   8.25%, 1/15/21 (144A)                                         1,105,500
                                                                                         -----------------
                                                                                         $       5,209,282
----------------------------------------------------------------------------------------------------------
                                   Construction Materials -- 0.8%
      3,000,000          B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20                $       3,300,000
----------------------------------------------------------------------------------------------------------
                                   Diversified Chemicals -- 0.8%
    EUR 370,511          B-/Caa1   INEOS Group Holdings SA, 7.875%,
                                   2/15/16 (144A)                                        $         506,034
      1,597,000             B/B2   Kinove German Bondco GmbH, 9.625%,
                                   6/15/18 (144A)                                                1,764,685
    EUR 950,000          NR/Caa1   Momentive Performance Materials, Inc.,
                                   9.5%, 1/15/21                                                 1,053,403
                                                                                         -----------------
                                                                                         $       3,324,122
----------------------------------------------------------------------------------------------------------
                                   Diversified Metals & Mining -- 2.0%
      2,000,000             B/B3   Global Brass and Copper, Inc., 9.5%,
                                   6/1/19 (144A)                                         $       2,200,000
      3,000,000         CCC/Caa2   Midwest Vanadium Pty., Ltd., 11.5%,
                                   2/15/18 (144A)                                                2,475,000
      2,775,000          B-/Caa1   Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                  1,082,250
      1,200,000          CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                                 1,197,000
        900,000          B-/Caa1   Mongolian Mining Corp., 8.875%, 3/29/17
                                   (144A)                                                          681,750
        410,000           B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                   12/15/19 (144A)                                                 436,650
                                                                                         -----------------
                                                                                         $       8,072,650
----------------------------------------------------------------------------------------------------------
                                   Forest Products -- 1.0%
      4,000,000            B-/B3   Millar Western Forest Products, Ltd., 8.5%,
                                   4/1/21                                                $       4,040,000
----------------------------------------------------------------------------------------------------------
                                   Gold -- 0.7%
      3,055,000           BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20 (144A)                  $       2,665,488
----------------------------------------------------------------------------------------------------------
                                   Metal & Glass Containers -- 1.7%
      1,869,730(e)     CCC+/Caa1   Ardagh Finance SA, 11.125%, 6/1/18 (144A)             $       1,981,914
  EUR 2,250,000          CCC+/B3   Ardagh Glass Finance Plc, 8.75%, 2/1/20
                                   (144A)                                                        3,088,748
      1,450,000        CCC+/Caa1   BWAY Holdings Co., 10.0%, 6/15/18                             1,580,500
                                                                                         -----------------
                                                                                         $       6,651,162
----------------------------------------------------------------------------------------------------------
                                   Paper Packaging -- 1.9%
      2,000,000        CCC+/Caa1   Berry Plastics Corp., 9.5%, 5/15/18                   $       2,165,000
      2,150,057(b)         NR/NR   Bio Pappel SAB de CV, 10.0%, 8/27/16                          2,144,682

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Paper Packaging (continued)
      2,500,000          B-/Caa1   Pretium Packaging LLC / Pretium Finance,
                                   Inc., 11.5%, 4/1/16                                   $       2,681,250
        500,000           BB-/B1   Sealed Air Corp., 8.125%, 9/15/19 (144A)                        557,500
                                                                                         -----------------
                                                                                         $       7,548,432
----------------------------------------------------------------------------------------------------------
                                   Paper Products -- 1.1%
        600,000          CCC+/B3   Appvion, Inc., 11.25%, 12/15/15                       $         676,500
      2,220,000        CCC+/Caa2   Exopack Holdings Corp., 10.0%, 6/1/18                         2,342,100
        776,000             B/B3   Mercer International, Inc., 9.5%, 12/1/17                       828,380
        595,000          B-/Caa1   Unifrax I LLC / Unifrax Holding Co., 7.5%,
                                   2/15/19 (144A)                                                  595,000
                                                                                         -----------------
                                                                                         $       4,441,980
----------------------------------------------------------------------------------------------------------
                                   Specialty Chemicals -- 0.7%
      2,600,000          CCC+/NR   Hexion US Finance Corp., 9.0%, 11/15/20               $       2,541,500
----------------------------------------------------------------------------------------------------------
                                   Steel -- 6.1%
      2,450,000             B/B3   AM Castle & Co., 12.75%, 12/15/16                     $       2,811,375
      1,200,000            B+/B3   APERAM, 7.375%, 4/1/16 (144A)                                 1,200,000
      1,960,000           B/Caa1   Atkore International, Inc., 9.875%, 1/1/18                    2,116,800
      2,400,000         BBB-/Ba1   CSN Islands VIII Corp., 9.75%, 12/16/13
                                   (144A)                                                        2,428,800
      3,550,000         CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                   6/15/15 (144A)                                                2,786,750
        700,000           B/Caa1   Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                     633,500
      1,900,000          NR/Caa1   Metinvest BV, 8.75%, 2/14/18 (144A)                           1,643,500
      2,915,000             B/B2   Optima Specialty Steel, Inc., 12.5%,
                                   12/15/16 (144A)                                               3,155,487
      2,000,000            B-/B3   Permian Holdings, Inc., 10.5%, 1/15/18
                                   (144A)                                                        1,950,000
      3,750,000          CCC+/NR   Ryerson, Inc., 9.0%, 10/15/17                                 3,881,250
      1,250,000             B/B3   Severstal Columbus LLC, 10.25%, 2/15/18                       1,328,125
                                                                                         -----------------
                                                                                         $      23,935,587
                                                                                         -----------------
                                   Total Materials                                       $      71,730,203
----------------------------------------------------------------------------------------------------------
                                   MEDIA -- 5.0%
                                   Advertising -- 0.8%
      2,900,000            B-/B3   Good Sam Enterprises LLC, 11.5%, 12/1/16              $       3,117,500
----------------------------------------------------------------------------------------------------------
                                   Broadcasting -- 1.3%
      1,000,000        CCC+/Caa2   Intelsat Luxembourg SA, 7.75%, 6/1/21
                                   (144A)                                                $       1,035,000
      3,805,000             B/B3   Townsquare Radio LLC / Townsquare Radio,
                                   Inc., 9.0%, 4/1/19 (144A)                                     4,042,812
                                                                                         -----------------
                                                                                         $       5,077,812
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 27

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Cable -- 0.9%
  EUR 1,200,000            B+/B1   Nara Cable Funding, Ltd., 8.875%,
                                   12/1/18 (144A)                                        $       1,728,176
      1,500,000          B-/Caa1   Ono Finance II Plc, 10.875%, 7/15/19
                                   (144A)                                                        1,597,500
  EUR   350,000          B-/Caa1   Ono Finance II Plc, 11.125%, 7/15/19
                                   (144A)                                                          508,784
                                                                                         -----------------
                                                                                         $       3,834,460
----------------------------------------------------------------------------------------------------------
                                   Movies & Entertainment -- 1.3%
      2,765,000        CCC+/Caa1   AMC Entertainment, Inc., 9.75%, 12/1/20               $       3,152,100
      1,400,000             B/B2   Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                    1,421,000
        600,000        CCC+/Caa1   Production Resource Group, Inc., 8.875%,
                                   5/1/19                                                          456,000
                                                                                         -----------------
                                                                                         $       5,029,100
----------------------------------------------------------------------------------------------------------
                                   Publishing -- 0.7%
        400,000            B-/B3   Interactive Data Corp., 10.25%, 8/1/18                $         443,000
      2,200,000(g)         B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                   8/15/18 (144A)                                                2,255,000
                                                                                         -----------------
                                                                                         $       2,698,000
                                                                                         -----------------
                                   Total Media                                           $      19,756,872
----------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 1.3%
                                   Biotechnology -- 1.3%
      1,400,000             B/B3   ConvaTec Healthcare E SA, 10.5%,
                                   12/15/18 (144A)                                       $       1,582,000
      4,104,000           B/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                   5/15/17                                                       3,673,080
                                                                                         -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                         $       5,255,080
----------------------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.4%
                                   Diversified REIT -- 0.4%
      1,500,000            B/Ba3   CNL Lifestyle Properties, Inc., 7.25%, 4/15/19        $       1,537,500
                                                                                         -----------------
                                   Total Real Estate                                     $       1,537,500
----------------------------------------------------------------------------------------------------------
                                   RETAILING -- 0.2%
                                   Specialty Stores -- 0.2%
        685,000             B/B3   Radio Systems Corp., 8.375%, 11/1/19
                                   (144A)                                                $         741,513
                                                                                         -----------------
                                   Total Retailing                                       $         741,513
----------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.8%
                                   Semiconductors -- 0.8%
      3,250,000             B/B2   Advanced Micro Devices, Inc., 7.5%, 8/15/22           $       3,111,875

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Semiconductors (continued)
  CNH 1,000,000(d)         NR/NR   LDK Solar Co., Ltd., 10.0%, 2/28/14                   $          48,233
                                                                                         -----------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                               $       3,160,108
----------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 3.0%
                                   Application Software -- 0.2%
        955,000            B-/B3   Interface Security Systems Holdings, Inc. /
                                   Interface Security Systems LLC, 9.25%,
                                   1/15/18 (144A)                                        $         986,038
----------------------------------------------------------------------------------------------------------
                                   Data Processing & Outsourced
                                   Services -- 1.6%
      1,783,000          B-/Caa1   First Data Corp., 8.25%, 1/15/21 (144A)               $       1,840,947
        650,000          B-/Caa1   First Data Corp., 10.625%, 6/15/21 (144A)                       659,750
      1,783,000          B-/Caa1   First Data Corp., 12.625%, 1/15/21                            1,961,300
      1,650,000(e)     CCC+/Caa1   Igloo Holdings Corp., 8.25%, 12/15/17 (144A)                  1,695,375
                                                                                         -----------------
                                                                                         $       6,157,372
----------------------------------------------------------------------------------------------------------
                                   Systems Software -- 1.2%
      5,173,143(e)(g)      NR/NR   Pegasus Solutions, Inc., 13.0%, 4/15/14
                                   (144A)                                                $       4,811,023
                                                                                         -----------------
                                   Total Software & Services                             $      11,954,433
----------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE &
                                   EQUIPMENT -- 0.8%
                                   Communications Equipment -- 0.7%
      1,350,000(e)       B-/Caa1   CommScope Holding Co., Inc., 6.625%,
                                   6/1/20 (144A)                                         $       1,343,250
      1,500,000          CCC+/B3   CPI International, Inc., 8.0%, 2/15/18                        1,545,000
                                                                                         -----------------
                                                                                         $       2,888,250
----------------------------------------------------------------------------------------------------------
                                   Electronic Equipment & Instruments -- 0.1%
        350,000           BB-/B1   Viasystems, Inc., 7.875%, 5/1/19 (144A)               $         371,875
                                                                                         -----------------
                                   Total Technology Hardware & Equipment                 $       3,260,125
----------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 1.8%
                                   Alternative Carriers -- 0.2%
        600,000            NR/WR   PAETEC Holding Corp., 9.875%, 12/1/18                 $         667,500
----------------------------------------------------------------------------------------------------------
                                   Integrated Telecommunication Services -- 1.3%
      3,539,000        CCC+/Caa1   Cincinnati Bell, Inc., 8.75%, 3/15/18                 $       3,738,069
      1,400,000          BB-/Ba2   Frontier Communications Corp., 7.625%,
                                   4/15/24                                                       1,400,000
                                                                                         -----------------
                                                                                         $       5,138,069
----------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication Services -- 0.3%
        400,000            NR/NR   Unison Ground Lease Funding LLC, 5.78%,
                                   3/15/20 (144A)                                        $         384,711

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 29

----------------------------------------------------------------------------------------------------------
Principal
Amount                S&P/Moody's
USD ($)               Ratings                                                            Value
----------------------------------------------------------------------------------------------------------
                                   Wireless Telecommunication
                                   Services (continued)
        725,000           BB/Ba3   Vimpel Communications Via VIP Finance
                                   Ireland, Ltd. OJSC, 9.125%, 4/30/18 (144A)            $         839,187
                                                                                         -----------------
                                                                                         $       1,223,898
                                                                                         -----------------
                                   Total Telecommunication Services                      $       7,029,467
----------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 3.2%
                                   Air Freight & Logistics -- 0.2%
        720,000        CCC-/Caa2   CEVA Group Plc, 11.625%, 10/1/16 (144A)               $         741,600
----------------------------------------------------------------------------------------------------------
                                   Airlines -- 0.3%
        500,000            B-/NR   Gol Finance, 9.25%, 7/20/20 (144A)                    $         417,500
        600,000             B/B2   United Continental Holdings, Inc., 6.375%,
                                   6/1/18                                                          610,500
                                                                                         -----------------
                                                                                         $       1,028,000
----------------------------------------------------------------------------------------------------------
                                   Marine -- 0.1%
        295,000            B+/B3   Navios South American Logistics, Inc. / Navios
                                   Logistics Finance US, Inc., 9.25%, 4/15/19            $         317,125
----------------------------------------------------------------------------------------------------------
                                   Railroads -- 0.3%
      1,116,919(e)      CCC/Caa3   Florida East Coast Holdings Corp., 10.5%,
                                   8/1/17                                                $       1,161,596
----------------------------------------------------------------------------------------------------------
                                   Trucking -- 2.3%
        575,000          BB-/Ba3   Aeropuertos Dominicanos Siglo XXI SA,
                                   9.25%, 11/13/19 (144A)                                $         589,375
      3,500,000            B-/B2   Jack Cooper Holdings Corp., 9.25%,
                                   6/1/20 (144A)                                                 3,745,000
      1,375,000            B+/B3   Swift Services Holdings, Inc., 10.0%, 11/15/18                1,526,250
      3,130,000             B/B3   Syncreon Global Ireland, Ltd., 9.5%,
                                   5/1/18 (144A)                                                 3,396,050
                                                                                         -----------------
                                                                                         $       9,256,675
                                                                                         -----------------
                                   Total Transportation                                  $      12,504,996
----------------------------------------------------------------------------------------------------------
                                   UTILITIES -- 1.6%
                                   Electric Utilities -- 0.9%
        310,000          NR/Caa3   Empresa Distrbuidora Y Comercializadora
                                   Norte, 9.75%, 10/25/22 (144A)                         $         158,100
      1,010,000(c)        NR/Ba1   Enel S.p.A, 8.75%, 9/24/73 (144A)                             1,028,061
        885,000            B-/B3   Energy Future Intermediate Holding Co.,
                                   LLC/EFIH Finance, Inc., 10.0%, 12/1/20 (144A)                   929,250
      1,000,000         BBB-/Ba1   PNM Resources, Inc., 9.25%, 5/15/15                           1,121,250
        350,000         CCC/Caa3   Texas Competitive Electric Holdings Co., LLC /
                                   TCEH Finance, Inc., 11.5%, 10/1/20 (144A)                       241,938
                                                                                         -----------------
                                                                                         $       3,478,599
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   Multi-Utilities -- 0.7%
      2,864,313            NR/NR   Ormat Funding Corp., 8.25%, 12/30/20                  $       2,692,454
                                                                                         -----------------
                                   Total Utilities                                       $       6,171,053
----------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS & NOTES
                                   (Cost $415,099,983)                                   $     428,624,965
----------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE BONDS & NOTES --
                                   4.9% of Net Assets
                                   CAPITAL GOODS -- 0.8%
                                   Construction & Farm Machinery &
                                   Heavy Trucks -- 0.8%
      2,625,000            B-/NR   Meritor, Inc., 7.875%, 3/1/26 (144A)                  $       3,292,734
                                                                                         -----------------
                                   Total Capital Goods                                   $       3,292,734
----------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.1%
                                   Asset Management & Custody Banks -- 0.1%
        400,000           BBB/NR   Apollo Investment Corp., 5.75%, 1/15/16               $         422,000
                                                                                         -----------------
                                   Total Diversified Financials                          $         422,000
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 1.3%
                                   Coal & Consumable Fuels -- 0.4%
      1,905,000             B/NR   Massey Energy Co., 3.25%, 8/1/15                      $       1,781,175
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Drilling -- 0.6%
      2,265,000(b)         NR/NR   Hercules Offshore, Inc., 0.0%, 6/1/38                 $       2,243,766
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.3%
      1,340,000          BB-/Ba3   Chesapeake Energy Corp., 2.5%, 5/15/37                $       1,316,550
                                                                                         -----------------
                                   Total Energy                                          $       5,341,491
----------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT &
                                   SERVICES -- 1.1%
                                   Health Care Equipment & Services -- 0.8%
      2,837,000(b)         B+/NR   Hologic, Inc., 2.0%, 12/15/37                         $       3,191,625
----------------------------------------------------------------------------------------------------------
                                   Health Care Facilities -- 0.2%
        780,000             B/NR   LifePoint Hospitals, Inc., 3.5%, 5/15/14              $         820,950
----------------------------------------------------------------------------------------------------------
                                   Health Care Services -- 0.1%
        361,000            B+/B2   Omnicare, Inc., 3.25%, 12/15/35                       $         383,563
                                                                                         -----------------
                                   Total Health Care Equipment & Services                $       4,396,138
----------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.9%
                                   Diversified Chemicals -- 0.9%
      4,000,000(i)         B+/NR   Hercules, Inc., 6.5%, 6/30/29                         $       3,560,000
                                                                                         -----------------
                                   Total Materials                                       $       3,560,000
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 31

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   MEDIA -- 0.5%
                                   Movies & Entertainment -- 0.5%
      1,832,000             B/NR   Live Nation Entertainment, Inc., 2.875%,
                                   7/15/27                                               $       1,869,785
                                                                                         -----------------
                                   Total Media                                           $       1,869,785
----------------------------------------------------------------------------------------------------------
                                   SEMICONDUCTORS & SEMICONDUCTOR
                                   EQUIPMENT -- 0.2%
                                   Semiconductors -- 0.2%
        750,000            NR/NR   ReneSola, Ltd., 4.125%, 3/15/18 (144A)                $         597,656
         42,000(d)         NR/NR   Suntech Power Holdings Co., Ltd., 3.0%,
                                   3/15/13                                                          10,836
                                                                                         -----------------
                                   Total Semiconductors &
                                   Semiconductor Equipment                               $         608,492
----------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE BONDS & NOTES
                                   (Cost $15,539,500)                                    $      19,490,640
----------------------------------------------------------------------------------------------------------
                                   SOVEREIGN DEBT OBLIGATIONS --
                                   0.8% of Net Assets
                                   Argentina -- 0.3%
      1,200,000        CCC+/Caa1   City of Buenos Aires, 12.5%, 4/6/15 (144A)            $       1,248,000
----------------------------------------------------------------------------------------------------------
                                   Russia -- 0.5%
      1,658,800(b)      BBB/Baa1   Russian Government International Bond,
                                   7.5%, 3/31/30                                         $       1,954,863
----------------------------------------------------------------------------------------------------------
                                   TOTAL SOVEREIGN DEBT OBLIGATIONS
                                   (Cost $2,380,755)                                     $       3,202,863
----------------------------------------------------------------------------------------------------------
                                   TAX EXEMPT OBLIGATIONS -- 4.4% of
                                   Net Assets
                                   Indiana -- 0.4%
      1,650,000          NR/Baa3   East Chicago Indiana Exempt Facilities
                                   Revenue, 7.0%, 1/1/14                                 $       1,647,442
----------------------------------------------------------------------------------------------------------
                                   New Jersey -- 1.2%
      4,525,000(c)          B/B2   New Jersey Economic Development
                                   Authority Revenue, 7.0%, 11/15/30                     $       4,524,593
----------------------------------------------------------------------------------------------------------
                                   New York -- 0.9%
      3,475,000            BB/B2   New York City Industrial Development
                                   Agency Revenue, 7.625%, 12/1/32                       $       3,502,105
----------------------------------------------------------------------------------------------------------
                                   North Carolina -- 1.9%
      1,670,000            NR/NR   Charlotte North Carolina Special Facilities
                                   Revenue, 7.75%, 2/1/28                                $       1,671,303
      6,300,000            NR/NR   Charlotte Special Facilities Revenue, 5.6%,
                                   7/1/27                                                        6,020,217
                                                                                         -----------------
                                                                                         $       7,691,520
----------------------------------------------------------------------------------------------------------
                                   TOTAL TAX EXEMPT OBLIGATIONS
                                   (Cost $13,059,731)                                    $      17,365,660
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Principal
Amount               S&P/Moody's
USD ($)              Ratings                                                             Value
----------------------------------------------------------------------------------------------------------
                                   MUNICIPAL COLLATERALIZED DEBT
                                   OBLIGATION -- 0.4% of Net Assets
      3,300,000(c)(g)      NR/NR   Non-Profit Preferred Funding Trust I, 0.0%,
                                   9/15/37 (144A)                                        $       1,792,230
----------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL COLLATERALIZED
                                   DEBT OBLIGATION
                                   (Cost $3,293,581)                                     $       1,792,230
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                   COMMON STOCKS -- 2.7% of Net Assets
                                   CAPITAL GOODS -- 0.2%
                                   Building Products -- 0.2%
            894(g)(k)(l)           Panolam Holdings Co.                                  $         715,200
                                                                                         -----------------
                                   Total Capital Goods                                   $         715,200
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.1%
                                   Oil & Gas Drilling -- 0.1%
         13,045(k)                 Rowan Companies, Plc                                  $         479,012
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.0%+
    NOK       1(k)                 Norse Energy Corp., ASA                               $              --
                                                                                         -----------------
                                   Total Energy                                          $         479,012
----------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.6%
                                   Diversified Metals & Mining -- 0.6%
          3,402                    Freeport-McMoRan Copper & Gold, Inc.,
                                   Class B                                               $         112,538
         30,084                    Lyondell Basell Industries NV                                 2,203,052
                                                                                         -----------------
                                                                                         $       2,315,590
                                                                                         -----------------
                                   Total Materials                                       $       2,315,590
----------------------------------------------------------------------------------------------------------
                                   PHARMACEUTICALS, BIOTECHNOLOGY &
                                   LIFE SCIENCES -- 0.2%
                                   Pharmaceuticals -- 0.2%
         17,818                    Teva Pharmaceutical Industries, Ltd. (A.D.R.)         $         673,164
                                                                                         -----------------
                                   Total Pharmaceuticals, Biotechnology &
                                   Life Sciences                                         $         673,164
----------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.0%+
                                   Systems Software -- 0.0%+
         10,942(g)(k)              Perseus Holding Corp. (144A)                          $          27,355
                                                                                         -----------------
                                   Total Software & Services                             $          27,355
----------------------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 1.6%
                                   Air Freight & Logistics -- 0.7%
          3,266(k)                 CEVA Holdings LLC                                     $       2,775,879
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 33

----------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
----------------------------------------------------------------------------------------------------------
                                   Airlines -- 0.6%
         97,564                    Delta Air Lines, Inc.                                 $       2,301,535
----------------------------------------------------------------------------------------------------------
                                   Marine -- 0.3%
        877,784(g)(k)              Horizon Lines, Inc.                                   $       1,176,230
                                                                                         -----------------
                                   Total Transportation                                  $       6,253,644
----------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCKS
                                   (Cost $9,502,147)                                     $      10,463,965
----------------------------------------------------------------------------------------------------------
                                   CONVERTIBLE PREFERRED STOCK --
                                   0.5% of Net Assets
                                   DIVERSIFIED FINANCIALS -- 0.5%
                                   Other Diversified Financial Services -- 0.5%
          1,880(f)                 Bank of America Corp., 7.25%                          $       2,030,400
                                                                                         -----------------
                                   Total Diversified Financials                          $       2,030,400
----------------------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE PREFERRED STOCK
                                   (Cost $1,383,242)                                     $       2,030,400
----------------------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 2.8% of
                                   Net Assets
                                   BANKS -- 0.8%
                                   Diversified Banks -- 0.8%
          3,000(c)(f)              AgStar Financial Services ACA, 6.75% (144A)           $       3,039,187
                                                                                         -----------------
                                   Total Banks                                           $       3,039,187
----------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.9%
                                   Other Diversified Financial Services -- 0.9%
        132,750(c)                 GMAC Capital Trust I, 8.125%                          $       3,551,063
                                                                                         -----------------
                                   Total Diversified Financials                          $       3,551,063
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.2%
                                   Oil & Gas Storage & Transportation -- 0.2%
         33,350(c)                 NuStar Logistics LP, 7.625%                           $         841,754
                                                                                         -----------------
                                   Total Energy                                          $         841,754
----------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 0.8%
                                   Reinsurance -- 0.8%
      1,200,000(k)                 Altair Re                                             $       1,246,680
          8,500(k)                 Lorenz Re, Ltd.                                                 915,195
        950,000(k)                 Pangaea Re                                                      995,287
                                                                                         -----------------
                                                                                         $       3,157,162
                                                                                         -----------------
                                   Total Insurance                                       $       3,157,162
----------------------------------------------------------------------------------------------------------
                                   SOFTWARE & SERVICES -- 0.1%
                                   Systems Software -- 0.1%
         5,745(g)(k)               Perseus Holding Corp., 14.0%                          $         473,962
                                                                                         -----------------
                                   Total Software & Services                             $         473,962
----------------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $10,156,174)                                    $      11,063,128
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/13

----------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
----------------------------------------------------------------------------------------------------------
                                   RIGHTS/WARRANTS -- 0.0%+ of
                                   Net Assets
                                   AUTOMOBILES & COMPONENTS -- 0.0%+
                                   Auto Parts & Equipment -- 0.0%+
            344(k)                 Lear Corp., Expires 11/9/14                           $         49,529
                                                                                         -----------------
                                   Total Automobiles & Components                        $         49,529
----------------------------------------------------------------------------------------------------------
                                   ENERGY -- 0.0%+
            650(g)(k)              Oil & Gas Equipment & Services -- 0.0%+
                                   Green Field Energy Services, Inc., Expires
                                   11/15/21 (144A)                                       $         22,750
----------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.0%+
  NOK   131,055(k)                 Norse Energy Corp., ASA, Expires 6/16/15              $            435
                                                                                         -----------------
                                   Total Energy                                          $         23,185
----------------------------------------------------------------------------------------------------------
                                   TOTAL RIGHTS/WARRANTS
                                   (Cost $42,352)                                        $         72,714
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal
Amount
----------------------------------------------------------------------------------------------------------
                                   TEMPORARY CASH INVESTMENT --
                                   3.0% -- of Net Assets
                                   REPURCHASE AGREEMENT: 3.0%
$    12,055,000                    Bank of Nova Scotia, 0.12%, dated
                                   10/1/13, repurchase price of
                                   $12,055,000 plus accrued interest on
                                   10/1/13 collateralized by the following:
                                   $1,283,965 U.S. Treasury Notes, 0.25%,
                                   10/15/15, $1,241,987 Federal National
                                   Mortgage Association, 3.00-4.00%,
                                   9/1/28-10/1/43 and $9,770,190 Freddie
                                   Mac Giant, 3.00%, 7/1/43.                             $     12,055,000
----------------------------------------------------------------------------------------------------------
                                   TOTAL TEMPORARY CASH INVESTMENT
                                   (Cost $12,055,000)                                    $     12,055,000
----------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS IN SECURITIES -- 134.0%
                                   (Cost -- $507,493,063) (m)(n)                         $    530,896,679
----------------------------------------------------------------------------------------------------------
                                   OTHER ASSETS AND LIABILITIES -- 4.1%                  $     16,424,622
----------------------------------------------------------------------------------------------------------
                                   PREFERRED SHARES AT REDEMPTION
                                   VALUE, INCLUDING DIVIDENDS
                                   PAYABLE -- (38.1)%                                    $   (151,000,383)
----------------------------------------------------------------------------------------------------------
                                   NET ASSETS APPLICABLE TO COMMON
                                   SHAREOWNERS -- 100.0%                                 $    396,320,918
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 35

----------------------------------------------------------------------------------------------------------
Notional                                                                                 Unrealized
Principal                          CREDIT DEFAULT SWAP AGREEMENT                         Appreciation
----------------------------------------------------------------------------------------------------------
$     2,000,000                    JPMorgan Chase & Co., Goodyear Tire &
                                   Rubber Co., 5.0%, 12/20/17                            $         284,849
----------------------------------------------------------------------------------------------------------
                                   TOTAL CREDIT DEFAULT SWAP AGREEMENT
                                   (Cost $(65,000))                                      $         284,849
==========================================================================================================

REIT    Real Estate Investment Trust.

NR      Security not rated by S&P or Moody's.

WR      Rating withdrawn by either S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2013, the value of these securities amounted to $243,462,875, or 61.4% of total net assets applicable to common shareowners.

+       Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally(i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2013.

(a) Floating rate note. The rate shown is the coupon rate at September 30, 2013.

(b) Debt obligation initially issued at one coupon which converts to a higher coupon rate at a specific date. The rate shown is the rate at September 30, 2013.

(c) The interest rate is subject to change periodically. The interest is shown is the rate at September 30, 2013.

(d)     Security is in default and is non income producing.

(e) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(f)     Security is perpetual in nature and has no stated maturity date.

(g) Indicates a security that has been deemed illiquid. As of September 30, 2013 the aggregate cost of illiquid securities in the Trust's portfolio was $15,693,621. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $12,940,742 represented 3.3% of total net assets applicable to common shareowners.

(h)     The company is scheduled for approval of a reorganization plan.

(i)     Security is priced as a unit.

(j) Security issued with a zero coupon. Income is recognized through accretion of discount.

(k)     Non-income producing.

(l) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(m) At September 30, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $509,825,930 was as follows:

           Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                   $ 46,906,020

           Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                   $(25,835,271)
                                                                                -------------
           Net unrealized appreciation                                          $ 21,070,749
                                                                                =============

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/13

For financial reporting purposes net unrealized appreciation on investments was $23,403,616 and cost of investments aggregated $507,493,063.

(n) At September 30, 2013, distributions of Investments by country of issue, as a percentage of total investments in securities, were as follows:

    United States                                                          78.2%
    Canada                                                                  3.5
    Cayman Islands                                                          2.6
    Luxembourg                                                              2.5
    Ireland                                                                 2.2
    Netherlands                                                             1.7
    United Kingdom                                                          1.3
    Australia                                                               1.1
    Other (individually less than 1%)                                       6.9
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2013 aggregated $86,324,085 and $90,847,294, respectively.

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR      -- Euro

CNH      -- New Chinese Yuan

GBP      -- Great British Pound

NOK      -- Norwegian Krone

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 37

The following is a summary of the inputs used as of September 30, 2013, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------
                                   Level 1         Level 2        Level 3       Total
---------------------------------------------------------------------------------------------
Asset Backed Securities            $           --  $  5,560,300   $         --  $  5,560,300
Collateralized Mortgage
   Obligations                                 --     3,282,340             --     3,282,340
Senior Secured Floating Rate
   Loan Interests                              --    15,892,474             --    15,892,474
Tax Exempt Obligations                         --    17,365,660             --    17,365,660
Corporate Bonds & Notes
   Other Diversified
      Financial Services                       --            --      1,666,992     1,666,992
   Reinsurance                                 --    15,541,980      1,668,635    17,210,615
   All Other                                   --   409,747,358             --   409,747,358
Convertible Bonds & Notes                      --    19,490,640             --    19,490,640
Municipal Collateralized Debt
   Obligation                                  --     1,792,230             --     1,792,230
Sovereign Debt Obligations                     --     3,202,863             --     3,202,863
Common Stocks
   Air Freight & Logistics                     --     2,775,879             --     2,775,879
   Building Products                           --            --        715,200       715,200
   Systems Software                            --        27,355             --        27,355
   All Other                            6,945,531            --             --     6,945,531
Convertible Preferred Stock:            2,030,400            --             --     2,030,400
Preferred Stocks
   Reinsurance                                 --            --      3,157,162     3,157,162
   Systems Software                            --       473,962             --       473,962
   All Other                            7,432,004            --             --     7,432,004
Rights/Warrants:                           72,714            --             --        72,714
Temporary Cash Investment
   Repurchase Agreement                        --    12,055,000             --    12,055,000
---------------------------------------------------------------------------------------------
Total Investments in Securities    $   16,480,649  $507,208,041   $  7,207,989  $530,896,679
=============================================================================================
Other Financial Instruments
Forward Foreign
   Currency Contracts              $           --  $   (312,881)  $         --  $   (312,881)
Credit Default Swap Agreement                  --       284,849             --       284,849
---------------------------------------------------------------------------------------------
Total Other Financial Instruments  $           --  $    (28,032)  $         --  $    (28,032)
=============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/13

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                              Change in
                   Balance        Realized    Unrealized                             Accrued      Transfers   Transfers   Balance
                   as of          gain        appreciation                           discounts/   in to       out of      as of
                   3/31/13        (loss)(1)   (depreciation)(2)  Purchases    Sales  premiums     Level 3*    Level 3*    9/30/13
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
   & NOTES
   Other
      Diversified
      Financial
      Services        $1,772,245        $--   $(105,715)         $        --  $  --  $      462   $       --  $      --   $1,666,992
   Reinsurance                --         --          --                   --     --          --    1,668,635         --    1,668,635
COMMON STOCKS
   Building
      Products           522,096         --     193,104                   --     --          --           --         --      715,200
PREFERRED STOCKS
   Reinsurance                --         --     157,162            3,000,000     --          --           --         --    3,157,162
------------------------------------------------------------------------------------------------------------------------------------
Total              $   2,294,341  $      --  $  244,551          $ 3,000,000  $  --  $      462   $1,668,635  $      --   $7,207,989
====================================================================================================================================

*   Transfers are calculated on the beginning of period values.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 9/30/13: $427,366.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 39

Statement of Assets and Liabilities | 9/30/13 (unaudited)

ASSETS:
   Investments in securities, at value (cost $507,493,063)                $530,896,679
   Foreign currencies, at value (cost $4,854,889)                            4,717,573
   Receivables --
      Investment securities sold                                             1,487,657
      Interest receivable                                                   11,677,420
      Dividends receivable                                                      63,647
      Net unrealized appreciation on credit default swaps                      284,849
  Reinvestment of distributions                                                325,539
---------------------------------------------------------------------------------------
         Total assets                                                     $549,453,364
---------------------------------------------------------------------------------------
LIABILITIES:
   Payables --
      Investment securities purchased                                     $    137,158
   Due to affiliates                                                           251,707
   Administration fee payable                                                      367
   Net unrealized depreciation on forward foreign currency contracts           312,881
   Credit default swaps, premiums received                                      65,000
   Due to broker                                                               200,000
   Due to custodian                                                          1,032,203
   Accrued expenses                                                            132,040
   Other liabilities                                                               707
---------------------------------------------------------------------------------------
         Total liabilities                                                $  2,132,063
---------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
      $25,000 liquidation value per share applicable to 6,040
         shares, including dividends payable of $383                      $151,000,383
---------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
   Paid-in capital                                                        $406,778,847
   Undistributed net investment income                                      13,662,304
   Accumulated net realized loss on investments, credit default swaps
      and foreign currency transactions                                    (47,362,993)
   Net unrealized appreciation on investments                               23,403,616
   Net unrealized appreciation on credit default swaps                         284,849
   Net unrealized depreciation on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies          (445,705)
---------------------------------------------------------------------------------------
         Net assets applicable to common shareowners                      $396,320,918
=======================================================================================
NET ASSET VALUE PER COMMON SHARE:
   No par value (unlimited number of shares authorized)
      Based on $396,320,918 / 28,552,227 common shares                    $      13.88
=======================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/13

Statement of Operations (unaudited)

For the Six Months Ended 9/30/13

INVESTMENT INCOME:
   Interest                                                  $ 23,102,746
   Dividends (net of foreign taxes withheld $6,914)               337,838
   Facility and other fees                                        213,550
-----------------------------------------------------------------------------------------
      Total Investment income                                               $ 23,654,134
-----------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                           $  1,657,350
   Administrative reimbursements                                   58,007
   Transfer agent fees and expenses                                28,263
   Shareowner communications expense                                5,723
   Auction agent fees                                             195,945
   Custodian fees                                                  14,149
   Registration fees                                                1,094
   Professional fees                                               39,863
   Printing expenses                                               10,187
   Trustees' fees                                                   9,052
   Pricing fees                                                     9,510
   Miscellaneous                                                   29,968
-----------------------------------------------------------------------------------------
      Total expenses                                                        $  2,059,111
-----------------------------------------------------------------------------------------
         Net investment income                                              $ 21,595,023
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                            $ (2,344,920)
      Credit default swaps                                        500,273
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (57,127)  $ (1,901,774)
-----------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                            $ (5,814,797)
      Credit default swaps                                        (54,170)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (397,418)  $ (6,266,385)
-----------------------------------------------------------------------------------------
   Net loss on investments                                                  $ (8,168,159)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET
INVESTMENT INCOME:                                                          $    (82,228)
-----------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                     $ 13,344,636
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 41

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended           Year
                                                               9/30/13         Ended
                                                               (unaudited)     3/31/13
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  21,595,023   $  50,114,370
Net realized gain (loss) on investments, credit default swaps
   and foreign currency transactions                              (1,901,774)      3,889,471
Change in unrealized appreciation (depreciation) on
   investments, credit default swaps and foreign
   currency transactions                                          (6,266,385)     14,394,668
Distributions to preferred shareowners from net
   investment income                                                 (82,228)       (238,251)
---------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    $  13,344,636   $  68,160,258
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($0.83 and $1.65 per
   share, respectively)                                        $ (23,496,089)  $ (46,710,842)
---------------------------------------------------------------------------------------------
      Total distributions to common shareowners                $ (23,496,089)  $ (46,710,842)
---------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                  $   1,974,099   $   3,531,089
---------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions                $   1,974,099   $   3,531,089
---------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                       $  (8,177,354)  $  24,980,505
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                              404,498,272     379,517,767
---------------------------------------------------------------------------------------------
End of period                                                  $ 396,320,918   $ 404,498,272
---------------------------------------------------------------------------------------------
Undistributed net investment income                            $  13,662,304   $  15,645,598
=============================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/13

Financial Highlights


------------------------------------------------------------------------------------------------------------------------------------
                                                           Six Months             Year           Year
                                                           Ended        Year      Ended          Ended          Year      Year
                                                           9/30/13      Ended     3/31/12        3/31/11        Ended     Ended
                                                           (unaudited)  3/31/13   (Consolidated) (Consolidated) 3/31/10   3/31/09
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                       $  14.23     $  13.45  $  14.33       $  13.23       $   7.07  $  13.41
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                   $   0.76     $   1.74  $   1.70       $   1.68       $   1.65  $   1.82
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                       (0.28)        0.70     (0.92)          1.09           6.17     (6.38)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to preferred shareowners from:
   Net investment income                                      (0.00)(b)    (0.01)    (0.01)         (0.02)         (0.01)    (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   0.48     $   2.43  $   0.77       $   2.75       $   7.81  $  (4.69)
Distributions to common shareowners from:
   Net investment income                                      (0.83)       (1.65)    (1.65)         (1.65)         (1.65)    (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  (0.35)    $   0.78  $  (0.88)      $   1.10       $   6.16  $  (6.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                          $  13.88     $  14.23  $  13.45       $  14.33       $  13.23  $   7.07
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period(c)                             $  16.96     $  16.97  $  16.66       $  16.55       $  15.38  $   8.03
====================================================================================================================================
Total return at market value(d)                                5.19%       12.65%    11.53%         20.12%        119.69%   (27.74)%
Ratios to average net assets of common shareowners:
   Net expenses(e)                                             1.03%(f)     1.08%     1.05%          1.11%          1.23%     1.25%
   Net investment income before preferred share
      distributions                                           10.77%(f)    13.03%    12.66%         12.43%         14.92%    17.03%
   Preferred share distributions                               0.04%(f)     0.06%     0.05%          0.12%          0.13%     1.22%
   Net investment income available to common shareowners      10.73%(f)    12.97%    12.61%         12.31%         14.79%    15.81%
Portfolio turnover                                               16%          27%       24%            10%            15%       19%
Net assets of common shareowners, end of period
   (in thousands)                                          $396,320     $404,498  $379,518       $401,348       $367,087  $194,057

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 43

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months             Year           Year
                                                            Ended        Year      Ended          Ended          Year      Year
                                                            9/30/13      Ended     3/31/12        3/31/11        Ended     Ended
                                                            (unaudited)  3/31/13   (Consolidated) (Consolidated) 3/31/10   3/31/09
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                 $151,000     $151,000  $151,000       $151,000       $151,000  $151,000
Asset coverage per preferred share, end of period           $ 90,616     $ 91,971  $ 87,835       $ 91,450       $ 85,777  $ 57,131
Average market value per preferred share(g)                 $ 25,000     $ 25,000  $ 25,000       $ 25,000       $ 25,000  $ 25,000
Liquidation value, including dividends payable, per
   preferred share                                          $ 25,001     $ 25,001  $ 25,001       $ 25,001       $ 25,001  $ 25,002
Ratios to average net assets of common shareowners before
   waivers and reimbursement of expenses
   Net expenses                                                 1.03%(f)     1.08%     1.05%          1.11%          1.23%     1.25%
   Net investment income before preferred share
      distributions                                            10.77%(f)    13.03%    12.66%         12.43%         14.92%    17.03%
   Preferred share distributions                                0.04%(f)     0.06%     0.05%          0.12%          0.13%     1.22%
   Net investment income available to common shareowners       10.73%(f)    12.97%    12.61%         12.31%         14.79%    15.81%
====================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Amount is less than $0.01 per common share.

(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f) Annualized.

(g) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Semiannual Report | 9/30/13

Notes to Financial Statements | 9/30/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Loan interests for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 45

    Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At September 30, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.2% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

46 Pioneer High Income Trust | Semiannual Report | 9/30/13

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of September 30, 2013, the Trust did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 47 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable to common and preferred shareowners will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2013 was as follows:

    ----------------------------------------------------------------------------
                                                                            2013
    ----------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                                  $46,949,093
    ----------------------------------------------------------------------------
         Total                                                       $46,949,093
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                  $ 19,426,936
    Capital loss carryforward                                       (44,553,197)
    Post-October loss deferred                                       (1,012,389)
    Dividends payable                                                    (7,996)
    Unrealized appreciation                                          28,840,170
    ----------------------------------------------------------------------------
         Total                                                     $   (306,476)
    ============================================================================

    The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment

48 Pioneer High Income Trust | Semiannual Report | 9/30/13 grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 49 brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

H.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to increase the Trust's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Trust would be required to pay notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against risk of default of debt securities, in which case the Trust would function as the counterparty reference above.

    When the Trust enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Trust, as the protection seller, is recorded as a liability in the Trust's records. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Trust's records. Periodic payments received or paid by the Trust are recorded as realized gains or losses.

50 Pioneer High Income Trust | Semiannual Report | 9/30/13

    The credit default swap contracts are market-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

    During the six months that ended September 30, 2013, the Trust opened one credit default swap, with a notional principal of $2,000,000, which was still open at period end. Credit default swap contracts outstanding at period end are listed at the end of the Trust's schedule of investments.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the period ended September 30, 2013, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2013, $252,074 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 51

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out -of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2013, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

During the six months ended September 30, 2013, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2013 was $3,689,276.

Open forward foreign currency contracts at September 30, 2013, were as follows:

----------------------------------------------------------------------------------------------
                            Net
                            Contracts    In                                      Net
                            to Receive/  Exchange      Settlement                Unrealized
 Currency                   (Deliver)    for US$       Date        US$ Value     Depreciation
----------------------------------------------------------------------------------------------
 EUR (European Dollar)      (1,500,000)  $(1,991,658)  4/24/14     $(2,029,627)  $ (37,969)
 EUR (European Dollar)      (3,694,000)   (4,814,068)  4/24/14      (4,998,295)   (184,227)
 GBP (Pound Sterling)         (886,000)   (1,341,582)  3/28/14      (1,432,267)    (90,685)
----------------------------------------------------------------------------------------------
     Total                                                                       $(312,881)
==============================================================================================

52 Pioneer High Income Trust | Semiannual Report | 9/30/13

6. Assets and Liabilities Offsetting

Financial instruments subject to an enforceable master netting agreement have been offset on the Statements of Assets and Liabilities. The following charts show gross assets and liabilities as of September 30, 2013.

-------------------------------------------------------------------------------------------------------
 Assets:
                                 Gross
                                 Amounts       Net                Gross Amounts Not Offset
                                 Offset        Amounts of           in the Statement of
                                 in the        Assets              Assets and Liabilities
                  Gross          Statement     Presented        ----------------------------
                  Amounts of     of Assets     In the                             Cash
                  Recognized     and           Assets and       Financial         Collateral   Net
 Description      Assets         Liabilities   Liabilities      Instruments       Received     Amount
-------------------------------------------------------------------------------------------------------
 Credit default
    swaps         $    284,849   $        --   $     284,849    $          --     $       --   $   284,849
 Forward
    Foreign
    Currency
    Contracts     $         --   $        --   $          --    $          --     $       --   $        --
----------------------------------------------------------------------------------------------------------
 Repurchase
    agreements    $ 12,055,000   $        --   $  12,055,000    $ (12,055,000)*   $       --   $12,055,000
----------------------------------------------------------------------------------------------------------
                  $ 12,339,849   $        --   $  12,339,849    $ (12,055,000)    $       --   $12,339,849
==========================================================================================================

-------------------------------------------------------------------------------------------------------
 Liabilities:
                                 Gross
                                 Amounts       Net                Gross Amounts Not Offset
                                 Offset        Amounts of           in the Statement of
                                 in the        Assets              Assets and Liabilities
                  Gross          Statement     Presented        ----------------------------
                  Amounts of     of Assets     In the                             Cash
                  Recognized     and           Assets and       Financial         Collateral   Net
 Description      Assets         Liabilities   Liabilities      Instruments       Received     Amount
-------------------------------------------------------------------------------------------------------
 Credit default
    swaps         $         --   $        --   $           --   $            --   $  200,000   $200,000
-------------------------------------------------------------------------------------------------------
 Forward
    Foreign
    Currency
    Contracts     $    312,881   $        --   $      312,881   $            --   $       --   $312,881
-------------------------------------------------------------------------------------------------------
 Repurchase
   agreements     $         --   $        --   $           --   $            --   $       --   $     --
-------------------------------------------------------------------------------------------------------
                  $    312,881   $        --   $      312,881   $            --   $  200,000   $512,881
=======================================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 53

7. Unfunded Loan Commitments

As of September 30, 2013, the Trust had no unfunded loan commitments. The Trust had the following bridge loan and partially funded loan commitments outstanding at September 30, 2013.

--------------------------------------------------------------------------------------------
                                                                              Unrealized
                                                                              Appreciation
 Borrower                           Par           Cost          Value         (Depreciation)
--------------------------------------------------------------------------------------------
 TMS International Corp.            $1,400,000    $1,400,000    $1,400,000    $   --
 Rural / Metro Corp.                $  503,454    $  502,899    $  506,885    $3,986
--------------------------------------------------------------------------------------------

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the periods ended September 30, 2013 and March 31, 2013 were as follows:

--------------------------------------------------------------------------------
                                                         9/30/13         3/31/13
--------------------------------------------------------------------------------
 Shares outstanding at beginning of period            28,429,194      28,213,163
 Reinvestment of distributions                           123,033         216,031
--------------------------------------------------------------------------------
 Shares outstanding at end of period                  28,552,227      28,429,194
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2013, there were 6,040 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate to be reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each 7-day series is 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.07% to 0.18% during the six months ended September 30, 2013.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

54 Pioneer High Income Trust | Semiannual Report | 9/30/13

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

9.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2013 were as follows:

-----------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as           Asset Derivatives     2013       Liabilities Derivatives   2013
 Hedging Instruments        -------------------------------------------------------------------
 Under Accounting           Statement of Assets              Statement of Assets
 Standards Codification     and Liabilities                  and Liabilities
 (ASC) 815                  Location              Value      Location                  Value
-----------------------------------------------------------------------------------------------
 Forward foreign currency   Net unrealized        $     --   Net unrealized            $312,881
  contracts                 appreciation on                  depreciation on
                            forward foreign                  forward foreign
                            currency contracts               currency contracts
 Credit default swaps       Net unrealized        $284,849   Net unrealized            $     --
                            appreciation on                  depreciation on
                            credit default                   credit default
                            swaps                            swaps
-----------------------------------------------------------------------------------------------
 Total                                            $284,849                             $312,881
===============================================================================================

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 55

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2013 was as follows:

---------------------------------------------------------------------------------------------------
                                                                                   Change in
 Derivatives Not                                                     Realized      Unrealized
 Accounted for as                                                    Gain or       Appreciation or
 Hedging Instruments                                                 (Loss) on     (Depreciation)
 Under Accounting           Location of Gain or (Loss)               Derivatives   on Derivatives
 Standards Codification     on Derivatives Recognized                Recognized    Recognized
 (ASC) 815                  in Income                                in Income     in Income
---------------------------------------------------------------------------------------------------
 Forward foreign currency   Net realized gain (loss) on forward
  portfolio hedge           foreign currency contracts and           $        --
  contracts                 other assets and liabilities
                            denominated in foreign currencies
 Forward foreign currency   Change in net unrealized                               $(309,997)
  contracts                 appreciation (depreciation) on
                            forward foreign currency contracts
                            and other assets and liabilities
                            denominated in foreign currencies
 Credit Default Swaps       Net realized gain (loss) on credit
                            default swaps                            $   500,273
 Credit Default Swaps       Change in unrealized appreciation                      $ (54,170)
                            (depreciation) on credit default swaps

11. Subsequent Events

The Board of Trustees of the Trust declared on October 3, 2013 a dividend from undistributed net investment income of $0.1375 per common share payable October 31, 2013, to common shareowners of record on October 17, 2013.

Subsequent to September 30, 2013, dividends declared and paid on preferred shares totaled $18,306 in aggregate for the three outstanding preferred share series through November 13, 2013.

12. REDEMPTION OF AMPS

The Trust intends to redeem all of its outstanding auction market preferred shares ("AMPS") at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, as of the redemption date.

The Board of Trustees has authorized a third-party debt facility and the redemption of the Trust's outstanding AMPS. The redemption of the Trust's AMPS is subject to the successful negotiation of the new financing and the satisfaction of certain notice and regulatory requirements and the closing conditions of the new financing. Pioneer expects the redemption to be completed in early 2014.

After the refinancing is completed, the Trust will continue to employ financial leverage for investment purposes. At this time, the refinancing is not expected to affect the Trust's monthly distribution rate per common share.

56 Pioneer High Income Trust | Semiannual Report | 9/30/13

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 24, 2013, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class I Trustee.

--------------------------------------------------------------------------------
 Nominee                                   For                        Withheld
--------------------------------------------------------------------------------
 Daniel K. Kingsbury                       24,267,592.000             728,137.000
 David R. Bock*                            2,143.000                  493.000

*   Elected by preferred shares only.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 57

Trustees, Officers and Service Providers

Trustees                             Officers
Thomas J. Perna, Chairman            John F. Cogan, Jr., President*
David R. Bock                        Daniel K. Kingsbury, Executive
Benjamin M. Friedman                    Vice President
Margaret B.W. Graham                 Mark E. Bradley, Treasurer**
Daniel K. Kingsbury                  Christopher J. Kelley, Secretary
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*   Chief Executive Officer of the Trust

**  Chief Financial and Accounting Officer of the Trust

58 Pioneer High Income Trust | Semiannual Report | 9/30/13

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/13 59

                           This page for your notes.

60 Pioneer High Income Trust | Semiannual Report | 9/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19432-07-1113

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Funds audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Information not required in semi annual reports on form NCSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2013

* Print the name and title of each signing officer under his or her signature.